TABLE OF CONTENTS
-----------------
LETTER FROM THE INVESTMENT ADVISOR.......................................... 1
  Wasatch Equity Funds ..................................................... 1
  Wasatch-Hoisington U.S. Treasury Fund .................................... 3
MICRO-CAP FUND PORTFOLIO SUMMARY............................................ 4
  Review of the Year ....................................................... 4
  Average Annual Total Returns & Growth of a $10,000 Investment ............ 5
  Ten Largest Holdings, Asset Allocation & Sector Breakdown ................ 6
MICRO-CAP VALUE FUND PORTFOLIO SUMMARY...................................... 7
  Review of the Year ....................................................... 7
  Average Annual Total Returns & Growth of a $10,000 Investment ............ 8
  Ten Largest Holdings, Asset Allocation & Sector Breakdown ................ 9
AGGRESSIVE EQUITY FUND PORTFOLIO SUMMARY................................... 10
  Review of the Year ...................................................... 10
  Average Annual Total Returns & Growth of a $10,000 Investment ........... 11
  Ten Largest Holdings, Asset Allocation & Sector Breakdown ............... 12
GROWTH FUND PORTFOLIO SUMMARY.............................................. 13
  Review of the Year ...................................................... 13
  Average Annual Total Returns & Growth of a $10,000 Investment ........... 14
  Ten Largest Holdings, Asset Allocation & Sector Breakdown ............... 15
MID-CAP FUND PORTFOLIO SUMMARY............................................. 16
  Review of the Year ...................................................... 16
  Average Annual Total Returns & Growth of a $10,000 Investment ........... 17
  Ten Largest Holdings, Asset Allocation & Sector Breakdown ............... 18
WASATCH-HOISINGTON U.S. TREASURY FUND PORTFOLIO SUMMARY.................... 19
  Review of the Year ...................................................... 19
  Average Annual Total Returns & Growth of a $10,000 Investment ........... 20
  Holdings/Maturity Date & Asset Allocation ............................... 21
SCHEDULE OF INVESTMENTS.................................................... 22
STATEMENTS OF ASSETS AND LIABILITIES....................................... 40
STATEMENTS OF OPERATIONS................................................... 42
STATEMENTS OF CHANGES IN NET ASSETS........................................ 44
FINANCIAL HIGHLIGHTS....................................................... 48
NOTES TO FINANCIAL STATEMENTS.............................................. 54
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS................................... 59
GUIDE TO UNDERSTANDING FINANCIAL STATEMENTS................................ 60

                                     (LOGO)
                              WASATCH FUNDS, INC.
                             150 Social Hall Avenue
                            Salt Lake City, UT 84111
                                1 (800) 551-1700

                       LETTER FROM THE INVESTMENT ADVISOR
                               SEPTEMBER 30, 1999

--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:
------------------
  During the fiscal year ended September 30, 1999 we witnessed the stock market's highs and lows, saw Internet stocks skyrocket and watched day trading come into vogue.
  Large company stocks as represented by the S&P 500/R Index continued their phenomenal run early in 1999. By September 30th, the S&P 500 was down nearly 10% from its July peak while the average stock was down nearly 20%.
  In the past six months small company stocks enjoyed a more favorable market environment. We believe the outlook for small company stocks remains bright because they are still undervalued compared to large company stocks.
  As the Federal Reserve Board (Fed) raised short term interest rates, we felt the fear of investors as they worried that inflation was on the rise. Our feeling is that inflation is not likely to heat up, particularly with Fed chairman, Alan Greenspan, keeping a watchful eye on the situation and maintaining tight control over money and credit.
  We believe that the prolonged economic expansion we have experienced for more than a decade has been driven in part by the efficient flow of information enabled by better communication, aided by the growth of the Internet. Readily available information has helped corporations make better decisions and correct mistakes before they get out of hand. In the past, one reason the economy has gotten out of whack was a lack of adequate information which allowed inventories to build in excess of demand.
  Although market forces were brought to bear on the Wasatch Funds throughout the year, we did not let them distract us from pursuing each Fund's investment objective and strategy.

WASATCH EQUITY FUNDS
--------------------
  In a stormy stock market environment, the Wasatch Equity Funds experienced intermittent sun, some blue skies and what could be a warming trend during the fiscal year ended September 30, 1999.
  Twelve months ago investors were continuing to pour their assets into large company stocks pushing prices even higher in spite of reports that the profit picture was not as rosy as it had been a year or so earlier. In the last six months investors began selling as they became concerned that high stock prices were unsustainable because they were unsupported by earnings growth.
  Twelve months ago the outlook appeared bleak for small company stocks even though, on average, the companies themselves were experiencing strong growth in profits and revenues. Small company stocks were generally being ignored and prices had retreated to historic lows compared to large company stock prices.
  Instead of paying attention to the dark cloud, Wasatch saw the silver lining and what we believed was a golden opportunity.
  It is our belief that earnings growth drives stock prices over the long term. In the market climate of the past 12 months we were able to invest in what we consider to be "America's Best Growth Companies"<F1> at prices that were lower than we could ever remember in our nearly 25 years of investing.
  As the market turned more favorable for small company stocks in the past six months, the stock prices of many of the Funds' holdings appreciated significantly. As a result, each Equity Fund produced excellent returns over a one year time period.
  We believe there are three factors that have led many investors to rediscover small company stocks.
  First is the stock buyback programs announced by many small companies, including many held in the portfolios of the Wasatch Equity Funds. These small company executives have grown tired of the undeserved beating their stocks have taken. They have chosen to send a clear message about what they believe is the quality and value of their companies by buying back their own stock. Buying back stock can be positive for shareholders. In the short term it can create demand and boost stock prices. In the long term it accelerates earnings per share growth as increasing profits are applied to fewer outstanding shares.
  Second is the attention brought to the small-cap sector by corporate buyers. Over the past two years there has been a dramatic increase in the number of acquisitions or mergers involving small companies. The number of companies held in the portfolios of the Wasatch Equity Funds that agreed to merge or be acquired was representative of this trend. We believe corporate buyers have helped put the spotlight on the discrepancy between the stock price and the inherent quality and value of many small companies.
  Third is the renewed interest we have noted from institutional investors. We believe these powerful, well-informed decision-makers are looking at the small-cap sector because they recognize that small company stocks may offer the potential for increasing their clients' or institutions' assets.
  Internet stocks were a hot investment topic this fiscal year. The explosive growth of the Internet as a mainstream communications medium captured the attention and enthusiasm of investors. Practically any stock with ".com" in its name was destined to have a strong following of investors. Stock prices of many Internet companies quickly went through the roof, usually outstripping the companies' earnings growth potential. Wasatch avoided investing in the Internet companies that were all the rage on Wall Street because we are attracted to companies that have strong earnings growth. We chose what we believe is a more prudent approach by investing in several companies that have the potential to benefit from the long term growth of the Internet. These companies are currently producing the earnings growth that our investment discipline requires and we think they have outstanding long term growth prospects.

EQUITY FUNDS OUTLOOK
--------------------
We are optimistic about the prospects for the Wasatch Equity Funds for the long term and during the coming year. Although what happens in the stock market is anyone's guess, we believe that we have invested in companies, according to each Fund's investment strategy, that have the potential to help achieve each Fund's investment objective. We believe that the Wasatch Equity Funds have the potential to be a positive force in your long term investment plan.

WASATCH-HOISINGTON U.S. TREASURY FUND
-------------------------------------
  The bond market had its share of inclement weather too as investors feared that inflation would rain on their parade. The Wasatch-Hoisington U.S. Treasury Fund, with significant investments in 30 year U.S. Treasury bonds, was caught in a downpour of negative sentiment that caused bond yields to rise and prices to fall.
  As usual, the eye of the storm was investors' perceptions about the direction of the economy. Many took the small increases in short-term interest rates as a warning that inflation was on the rise. Van Hoisington, the Fund's lead manager and his team of analysts look at many economic indicators and base their investment decisions on what they believe is the multi-year trend in inflation. At this time, they believe inflation will continue its bumpy path down and that interest rates will eventually follow.

U.S. TREASURY FUND OUTLOOK
--------------------------
  We expect that bond prices will rise as investors' fears about inflation dissipate and interest rates follow the downward trend of inflation.
  For more information about the performance and outlook of the U.S. Treasury Fund, please see the portfolio summary beginning on page 19.

WORTH NOTING
------------
  The financial markets are as changeable as the weather. That's why it's important to maintain a long term perspective. Stay focused on your financial goals. Choose investments that are compatible with your objectives and tolerance for risk and volatility. Following these simple suggestions can make it easier to weather stormy markets.
  Wasatch is committed to long term investing. We believe the Funds we offer have the potential to make a positive contribution to your efforts to achieve long term financial objectives.
  Please see the portfolio summaries beginning on page 4 for an in-depth discussion of the performance of individual Wasatch Funds for the year ended September 30, 1999.
  If you have any questions or comments regarding this report or your investments, please call us at 1 (800) 551-1700. Refer to the current Wasatch Funds prospectus for more information about each Fund's objectives and investment strategy.
  We look forward to serving your investment needs in the coming years. We appreciate your investment in Wasatch Funds.

Sincerely,


/s/Samuel S. Stewart, Jr.
Samuel S. Stewart, Jr.
Chairman of the Board

<F1> These are companies that we believe may possess an identifiable, sustainable competitive advantage, are underfollowed, undervalued, well-managed and have the potential to double in size within five years.

WASATCH MICRO-CAP FUND-PORTFOLIO SUMMARY
----------------------------------------
SEPTEMBER 30, 1999

ROBERT GARDINER, CFA-LEAD MANAGER
(PHOTO)

  The Micro-Cap Fund seeks to achieve long term growth of capital through investments in companies with market capitalizations of less than $300 million at the time of initial purchase that we believe have superior growth potential. The Fund is best-suited for long term investors who can tolerate the greater risks and volatility that are inherent with investments in micro-cap stocks. Wasatch intends to close the Fund at around $150 million in assets.

REVIEW OF THE YEAR
------------------
  For the 12 months ended September 30, 1999, Micro-Cap Fund shareholders were rewarded with an exceptional one year return of 37.73%. Since inception on June 19, 1995 the Fund has returned an average of 27.79% annually. These outstanding results were achieved by steadfastly following the Fund's strategy of investing in growing micro-cap companies at reasonable prices.
  As the market for small- and micro-cap stocks improved in 1999, the stock prices of many of the growing companies that we had tucked away in the Micro-Cap Fund appreciated significantly.
  There were two major contributors to performance. First, the Fund's heavily weighted positions reported strong earnings growth throughout the year and were rewarded with higher stock prices. Second, the majority of the Fund's technology holdings had a banner year. Two holdings deserve special recognition.
  Micrel, Inc., a manufacturer of analog semiconductors, has been a significant holding in the Fund since we invested four years ago at prices as low as $3 a share. The company has increased earnings at a compound annual rate of 50%. On September 30, 1999, Micrel's stock price was $433/8, an increase of nearly 14 fold.
  We invested in SDL, Inc., a manufacturer of semiconductor lasers, toward the end of 1998. On October 8, 1998 the stock traded at $41/16 and closed at $765/16 on September 30, 1999, an increase of nearly 20 times. We expect the company to continue providing strong earnings growth because its semiconductor laser products help alleviate the Internet's bandwidth shortage.
  The stock price appreciation of Micrel and SDL has been driven by high earnings growth and Wall Street discovery. We feel our investments in these companies allow shareholders to benefit from the explosive growth of the Internet without exposing them to the valuation risk that is typical of many Internet stocks.
  A number of companies held by the Fund were acquired during the year. These deals were positive to the Fund's performance. In contrast, stocks of nutritional supplements companies struggled due to increased price competition in that industry. The Fund's largest holding, Techne Corp., a maker of complex, disposable research kits for the biotechnology industry, was a big winner. The stock prices of some smaller

WASATCH MICRO-CAP FUND-PORTFOLIO SUMMARY
----------------------------------------

health care holdings were weak because government reimbursement issues caused some investors to shy away from health care. Whitehall Jewellers and O'Reilly Automotive produced excellent returns in an environment where some retail stocks were down as investors worried about the effects of Internet competition. In the business service sector SCPPool Corp., CorVel Corp. and F.Y.I. Inc. made solid contributions.

OUTLOOK
-------
  We believe the outlook for micro-cap stocks remains bright. The Fund appears well positioned with companies that have strong growth potential and room for stock price appreciation. Average earnings growth for companies held by the Fund is expected to be greater than 20% over the next year.
  We appreciate the opportunity to invest your assets in micro-cap stocks.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
----------------------------
                                     1 YEAR      5 YEARS    SINCE INCEPTION<F1>
--------------------------------------------------------------------------------
WASATCH MICRO-CAP FUND               37.73%        N/A             27.79%
--------------------------------------------------------------------------------
Past performance is not indicative of future results.


                         GROWTH OF A $10,000 INVESTMENT
                        -------------------------------
Fiscal Year
Ended
September 30     Wasatch Micro-Cap Fund     Russell 2000 Index
------------     -----------------------     ------------------
6/19/95<F1>               10,000                   10,000
9/30/95                   13,600                   11,042
9/30/96                   15,750                   12,353
9/30/97                   22,771                   16,638
9/30/98                   20,779                   13,474
9/30/99                   28,619                   16,044


<F1> Inception: June 19, 1995.

     The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely regarded in the industry to accurately capture the universe of small company stocks.

WASATCH MICRO-CAP FUND-PORTFOLIO SUMMARY
----------------------------------------

TEN LARGEST HOLDINGS
--------------------
 1.  TECHNE CORP.                                              7%
     Complex, disposable research kits for biotechnology.

 2.  CORVEL CORP.                                              6%
     Case management and cost containment services for workers' compensation.

 3.  WHITEHALL JEWELLERS, INC.                                 5%
     Fine jewelry retailer.

 4.  ICU MEDICAL, INC.                                         5%
     Disposable connectors for intravenous therapy.

 5.  SUPERTEX, INC.                                            5%
     Semiconductor component manufacturer.

 6.  PERICOM SEMICONDUCTOR CORP.                               3%
     Semiconductors for networking equipment, network servers and PC's.

 7.  SCP POOL CORPORATION                                      3%
     Swimming pool supply distributor.

 8.  YOUNG INNOVATIONS, INC.                                   3%
     Disposable products for dental professionals.

 9.  CHARLES RIVER ASSOCIATES INC.                             3%
     Economic and business consulting.

10.  NATIONAL DENTEX CORP.                                     3%
     Dental laboratories.
-----------------------------------------------------------------

                                ASSET ALLOCATION
                                ----------------

                    Common Stocks                      96.7%
                    Cash & Other Assets                 3.3%


                                SECTOR BREAKDOWN
                                ----------------

                    Business Products & Services       19.5%
                    Pharmaceutical & Medical           16.5%
                    Semiconductors & Telecom           14.7%
                    Retail                             12.7%
                    Computers & Electronics            10.2%
                    Health Care                         9.4%
                    Personal Products & Services        6.7%
                    Transportation                      3.5%
                    Financial Services                  2.4%
                    Other                               1.1%

WASATCH MICRO-CAP VALUE FUND-PORTFOLIO SUMMARY
----------------------------------------------
SEPTEMBER 30, 1999

(PHOTO)
ROBERT GARDINER, JEFF CARDON-CO-MANAGERS

  The Micro-Cap Value Fund seeks to achieve long term growth of capital through investments in companies with market capitalizations of less than $300 million whose stocks are selling at a substantial discount to the company's underlying value. The Fund is designed for long-term investors who have assessed their tolerance for risk and volatility. Wasatch intends to close the Fund at around $200 million in assets.

REVIEW OF THE YEAR
------------------
The Wasatch Micro-Cap Value Fund reported strong performance during its first full fiscal year. For the year ended September 30, 1999 the Fund was up 35%. The Russell 2000 Value Index, a widely recognized measure for the performance of value-oriented small company stocks, was up only 5.83%. Fund performance reflects our disciplined philosophy of buying small, undervalued companies which we broadly categorize as "undiscovered gems" and "fallen angels." These are companies whose stock prices are low because they are unknown to the broader market, or because they are experiencing what we believe are temporary events that affect their ability to increase earnings.
  The fiscal year started with a weak market for small company stocks. Small company stock prices were at historic lows compared to large company stock prices. At that time, we aggressively positioned the Value Fund by investing in companies that we believe are high quality and have outstanding long term growth prospects at prices that had dropped to within legitimate value parameters. This had favorable results as small- and micro-cap stocks began to recover early in 1999.
  One such stock was Whitehall Jewellers, a mall-based jewelry retailer. We increased our ownership in the stock as fundamentals at the company improved while the stock price remained low. Late in the year, after consistent earnings growth, the stock price rallied and Whitehall became one of the top contributors to performance. We also increased our position in Supertex, a manufacturer of semiconductors, after they made a strategic acquisition of additional manufacturing assets. Supertex has since been a key contributor to fiscal 1999 performance.
  One of the Fund's "undiscovered gems" is Gentner Communications, a manufacturer of audio conferencing products. We discovered the company as they were beginning to accelerate revenues and profits with the introduction of new products. The company was unknown to the broader market due to its small size and new products. Gentner is now gaining recognition as a leader in audio conferencing equipment and the stock price has been rising accordingly.
  Power-One is an example of a "fallen angel." Power-One manufactures components which supply power to electronic devices. The company's sales and earnings fell last year due to a general slowdown in technology markets. We believed the company was well posi-

WASATCH MICRO-CAP VALUE FUND-PORTFOLIO SUMMARY

tioned to grow once the technology market improved. During the year, demand for Power-One's products has increased and the stock has been a strong contributor to performance.
  Fiscal year results were also positively impacted by takeovers of several companies held by the Fund. First Commonwealth, Inc. and The Carnegie Group were in this category. The Value Fund does not specifically target potential takeovers. However, we believe that the significant number of companies held by the Fund that have been taken over validates that we are investing in companies whose fundamental valuations are below market values.

OUTLOOK
-------
We believe the Wasatch Micro-Cap Value Fund's strategy of investing in low-priced stocks of companies that we believe are "undiscovered gems" and "fallen angels" will continue to give the Fund the potential to achieve returns capable of helping you reach your long term financial objectives.
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
----------------------------
                                     1 YEAR      5 YEARS    SINCE INCEPTION<F1>
--------------------------------------------------------------------------------
WASATCH MICRO-CAP VALUE FUND         35.00%        N/A             11.52%
--------------------------------------------------------------------------------
Past performance is not indicative of future results.


                         GROWTH OF A $10,000 INVESTMENT
                         ------------------------------

                                            Wasatch      Russsell
                                           Micro-Cap       2000
                                          Value Fund      Value
                                          ----------    ----------
12/17/97<F1>                                10,000        10,000
9/30/98                                      9,000         8,767
9/30/99 Fiscal Year Ended September 30      12,150         9,278

Fiscal Year Ended September 30

<F1> Inception: December 17, 1997.

     The Russell 2000 Value Index is an unmanaged total return index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

WASATCH MICRO-CAP VALUE FUND-PORTFOLIO SUMMARY
----------------------------------------------

TEN LARGEST HOLDINGS
--------------------
 1.  SUPERTEX, INC.                                            6%
     Semiconductor component manufacturer.

 2.  PERICOM SEMICONDUCTOR CORP.                               5%
     Semiconductors for networking equipment, network servers and PC's.

 3.  WORLD ACCEPTANCE CORP.                                    4%
     Consumer lending.

 4.  WHITEHALL JEWELLERS, INC.                                 4%
     Fine jewelry retailer.

 5.  CORVEL CORP.                                              3%
     Case management and cost containment services for workers' compensation.

 6.  NATIONAL DENTEX CORP.                                     3%
     Dental laboratories.

 7.  PCD INC.                                                  3%
     Electronic connectors.

 8.  RAINBOW RENTALS, INC.                                     3%
     Rent-to-own store operator.

 9.  THE MEN'S WEARHOUSE, INC.                                 3%
     Men's discount clothing retailer.

10.  USA TRUCK, INC.                                           3%
     Long haul trucking.
-----------------------------------------------------------------

                                ASSET ALLOCATION
                                ----------------

                    Common Stocks                      99.4%
                    Cash & Other Assets                 0.6%


                                SECTOR BREAKDOWN
                                ----------------

                    Semiconductors & Telecom           18.2%
                    Retail                             15.4%
                    Business Products & Services       12.7%
                    Personal Products & Services        9.8%
                    Health Care                         9.6%
                    Computers & Electronics             8.1%
                    Transportation                      7.8%
                    Financial Services                  5.9%
                    Pharmaceutical & Medical            5.1%
                    Builders & Building Supplies        3.8%
                    Other                               3.0%

WASATCH AGGRESSIVE EQUITY FUND-PORTFOLIO SUMMARY
------------------------------------------------
SEPTEMBER 30, 1999

(PHOTO)
JEFF CARDON-LEAD MANAGER

  The Aggressive Equity Fund seeks to achieve long term growth of capital through investments in companies with market capitalizations of less than $1 billion at the time of purchase that we believe have superior growth potential. The Fund is best-suited for long term investors who can tolerate the greater risks and volatility that are inherent with investments in small company stocks. Wasatch intends to close the Fund at around $300 million in assets.

REVIEW OF THE YEAR
------------------
  The Aggressive Equity Fund's strategy of investing in growing small companies at prices we believe are reasonable was well rewarded over the last 12 months. The Fund's one year return of 48.96% significantly outpaced the 19.07% return of the Russell 2000 Index, a widely recognized measure for the performance of small company stocks. More importantly, the Fund has outperformed the Russell 2000 over longer time periods with average annual returns of 15.83% for five years and 16.08% for 10 years compared to the Russell's average annual returns of 12.38% and 10.93%, respectively.
  Over the past year, stock market performance has been very narrow. Technolgy and telecommunications are two of the few industries whose stocks have performed well. Fortunately we had positioned the Fund with dynamic investments in both these industries. A number of the Fund's telecom holdings, SDL, Powertel, United States Cellular, JDS Fitel, MMC Networks and American Xtal Technology, enjoyed huge returns. The Fund's large positions in several technology companies that we believe are high quality such as Microchip Technology, Micrel, Synopsys and QRS Corporation also paid off nicely during the year.
  The Fund's largest holding a year ago and today, Techne Corp., a health care company that makes complex, disposable research kits for the biotechnology industry has doubled in price since last September. We believe the exceptional quality of this company has made it stand out from health care stocks that have generally struggled. One Fund holding, Pediatrix Medical Group, continues to suffer from investors' fears about scrutiny of its billing practices by several state governments.
  Six companies held by the Fund were acquired during the year, lending credibility to our belief that small companies remain undervalued in the market. Eltron International was acquired by Zebra Technologies, JDS Fitel merged with Uniphase, Altron was acquired by Sanmina, K&G Men's Center was acquired by The Men's Wearhouse, Data Processing Resources was acquired by Compuware, and General Nutrition Companies was acquired by Royal Numico. As of Sept. 30, 1999, the Fund continues to hold Zebra Technologies, Sanmina and The Men's Wearhouse.
  Although the Fund's business services holdings generally did well, Year 2000 concerns kept many investors out of

WASATCH AGGRESSIVE EQUITY FUND-PORTFOLIO SUMMARY
------------------------------------------------

this sector. We sold several information technology consulting companies because post Y2K growth prospects are unclear.
  We have added the Russell 2000 as a benchmark for the Fund. We believe this index of small company stocks is more representative of the Fund's investments than the S&P 500/R, an index of large company stocks. Going forward we will no longer use the S&P 500.

OUTLOOK
-------
  We believe small company stocks remain undervalued compared to large company stocks. As always, we will strive to keep the Aggressive Equity Fund favorably positioned with investments in what we believe are "America's Best Growth Companies."<F1> In addition, we believe there is room for stock price appreciation in the Fund's portfolio.
  These factors give us reason to look forward to the coming year with great enthusiasm. We are optimistic about the Fund's potential to be a positive force behind your long term investment plan.

<F1> These are companies that we believe may possess an identifiable, sustainable competitive advantage, are underfollowed, undervalued, well-managed and have the potential to double in size within five years.
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
----------------------------
                                     1 YEAR        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
WASATCH AGGRESSIVE EQUITY FUND       48.96%         15.83%         16.08%
--------------------------------------------------------------------------------
Past performance is not indicative of future results.


                         GROWTH OF A $10,000 INVESTMENT
                         ------------------------------


           Wasatch Aggressive        S&P 500            Russell
               Equity Fund            Index            2000 Index
           ------------------  ------------------  ------------------
9/30/89          10,000              10,000              10,000
9/30/90           8,947               9,076               7,285
9/30/91          15,037              11,904              10,569
9/30/92          14,691              13,220              11,514
9/30/93          19,939              14,938              15,331
9/30/94          21,305              15,489              15,741
9/30/95          28,802              20,096              19,419
9/30/96          28,487              24,182              21,970
9/30/97          36,877              33,963              29,262
9/30/98          29,821              37,035              23,697
9/30/99          44,420              47,333              28,216


The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely regarded in the industry to accurately capture the universe of small company stocks.

The S&P 500 Index is an unmanaged but commonly used measure of common stock total return performance.

WASATCH AGGRESSIVE EQUITY FUND-PORTFOLIO SUMMARY
------------------------------------------------

TEN LARGEST HOLDINGS
--------------------
 1.  TECHNE CORP.                                              7%
     Complex, disposable research kits for biotechnology.

 2.  O'REILLY AUTOMOTIVE, INC.                                 6%
     Automotive parts retailer/distributor.

 3.  SYNOPSYS, INC.                                            5%
     Software solutions for electronic design automation.

 4.  QRS CORPORATION                                           5%
     Business-to-business e-commerce.

 5.  WHITEHALL JEWELLERS, INC.                                 4%
     Fine jewelry retailer.

 6.  UNITED STATES CELLULAR CORP.                              4%
     Cellular systems for wireless telecom.

 7.  EXPRESS SCRIPTS, INC., CLASS A                            4%
     Pharmacy benefits manager.

 8.  POWERTEL, INC.                                            3%
     Services for wireless telecom.

 9.  NATIONAL DENTEX CORP.                                     3%
     Dental laboratories.

10.  MICREL, INC.                                              3%
     Analog semiconductors for cellular phones
     and laptop computers.
------------------------------------------------------------------

                                ASSET ALLOCATION
                                ----------------

                    Common Stocks                      95.1%
                    Cash & Other Assets                 4.9%


                                SECTOR BREAKDOWN
                                ----------------

                    Business Services                  19.3%
                    Retail                             16.3%
                    Semiconductors & Telecom           15.3%
                    Pharmaceutical & Medical           11.4%
                    Computers & Electronics            10.7%
                    Health Care                        10.2%
                    Transportation                      5.3%
                    Personal Products & Services        3.6%
                    Real Estate                         2.5%
                    Other                               0.5%

WASATCH GROWTH FUND-PORTFOLIO SUMMARY
-------------------------------------
SEPTEMBER 30, 1999

(PHOTO)
SAMUEL S. STEWART, JR., PHD, CFA-LEAD MANAGER
---------------------------------------------

  The Wasatch Growth Fund seeks to achieve long term growth of capital through investments in companies that are stable and have the potential to grow steadily for long periods of time. In addition, we seek to invest in these companies at reasonable prices. The Growth Fund is the most conservative of the Wasatch Equity Funds. However, because the Fund will experience volatility it is best-suited for long term investors.

REVIEW OF THE YEAR
------------------
  The Growth Fund's excellent return of 27.28% for the year ended September 30, 1999 was driven by our strategy of investing in "America's Best Growth Companies"<F1> at prices we believe were especially favorable. Disciplined execution of the Fund's strategy was rewarded in an environment that was more favorable for small company stocks.
  When seeking "America's Best Growth Companies" we don't limit ourselves to specific industries. We select the Fund's holdings one company at a time based on our assessment of each company's potential for steady long term growth. That's why it is not surprising that many industry sectors made positive contributions to the Fund's performance over the past 12 months.
  It is worth noting, however, that the Fund's return was gained without significant weight in technology which was one of the best performing sectors of the market this year. It is typical for the Fund to have relatively few technology holdings because we tend to favor companies with products that have long lifespans. Rapid advances in technology usually mean that if a company's products are not updated frequently they will become obsolete quickly. One of the few technology companies that fits the Fund's investment profile is Synopsys, Inc., a software developer for electronic design automation. Synopsys has been a strong performer in the Fund and its stock price nearly doubled from where it was a year ago. We have been investing in Synopsys since 1992 and the company has reliably produced the stable growth we seek.
  The biggest positive contributor to performance was long time holding, General Nutrition Companies, a manufacturer and distributor of vitamins, herbs and nutritional supplements. The company was acquired for cash by Royal Numico in August and is no longer part of the Fund's portfolio.
  The Fund's 10 largest positions were also among the top performers. The stock price of the Fund's largest holding, AmeriCredit, an automobile lender, was up over 20% from a year ago. World Acceptance, a consumer lender, was a solid performer throughout the year.
  While health care stocks were generally weak, three of the Fund's health care holdings, Techne, First Health

<F1> These are companies that we believe possess an identifiable, sustainable competitive advantage, are underfollowed, undervalued, well-managed and have the potential to double in size within five years.

WASATCH GROWTH FUND-PORTFOLIO SUMMARY
-------------------------------------

Group and Concentra Managed Care enjoyed significant gains. On the other hand, Pediatrix Medical Group continued to suffer from investors' fears about scrutiny of its billing practices by several state governments.
  We have added the Russell 2000 as a benchmark for the Fund. We believe this small company stock index better represents the Fund's investments than the current benchmarks. Going forward we will no longer use the Lipper Growth Funds Index or the S&P 500/R Index.

OUTLOOK
-------
  We believe the Growth Fund is well positioned to be a positive force in your long term investment plan because we have invested in growing companies that we believe are stable and of high quality. Adding to our optimistic outlook is the success we had over the past 12 months of investing in "America's Best Growth Companies" at reasonable prices.
  We look forward to serving you as you strive to achieve your long term financial goals.
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
----------------------------
                                     1 YEAR        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
WASATCH GROWTH FUND                  27.28%         17.81%         15.03%
--------------------------------------------------------------------------------
Past performance is not indicative of future results.


                         GROWTH OF A $10,000 INVESTMENT
                         ------------------------------


            Wasatch Growth     S&P 500     Lipper Growth     Russell
                  Fund          Index       Funds Index     2000 Index
             -------------  -------------  -------------  -------------
9/30/89         10,000          10,000         10,000         10,000
9/30/90          9,518           9,076          8,608          7,285
9/30/91         14,459          11,904         11,749         10,569
9/30/92         13,937          13,220         12,651         11,514
9/30/93         17,221          14,938         15,070         15,331
9/30/94         17,867          15,489         15,340         15,741
9/30/95         24,972          20,096         19,639         19,419
9/30/96         28,065          24,182         22,335         21,970
9/30/97         38,610          33,963         30,068         29,262
9/30/98         31,859          37,035         30,992         23,697
9/30/99         40,551          47,333         40,367         28,216


The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely regarded in the industry to accurately capture the universe of small company stocks.

The Lipper Growth Funds Index includes the largest 30 funds which, by prospectus or portfolio practice, normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

The S&P 500 Index is an unmanaged but commonly used measure of common stock total return performance.

WASATCH GROWTH FUND-PORTFOLIO SUMMARY
-------------------------------------

TEN LARGEST HOLDINGS
--------------------
 1.  AMERICREDIT CORP.                                        11%
     Automobile lender.

 2.  RENT-A-CENTER, INC.                                       9%
     Operates rent-to-own stores.

 3.  FIRST HEALTH GROUP CORP.                                  7%
     Medical cost management services for group health and workers' compensation.

 4.  TECHNE CORP.                                              7%
     Complex, disposable research kits for biotechnology.

 5.  PEDIATRIX MEDICAL GROUP INC.                              7%
     National network of neonatalogists.

 6.  SYNOPSYS, INC.                                            6%
     Software solutions for electronic design automation.
 7.  WHITEHALL JEWELLERS, INC.                                 4%
     Fine jewelry retailer.

 8.  ZEBRA TECHNOLOGIES CORP.                                  3%
     Barcode printers and supplies.

 9.  SCP POOL CORPORATION                                      3%
     Swimming pool supply distributor.

10.  WORLD ACCEPTANCE CORP.                                    3%
     Consumer lending.
-----------------------------------------------------------------

                                ASSET ALLOCATION
                                ----------------

                    Common Stocks                      93.4%
                    Cash & Other Assets                 6.6%


                                SECTOR BREAKDOWN
                                ----------------

                    Health Care                        19.8%
                    Financial Services                 16.1%
                    Business Services                  14.8%
                    Personal Services                  13.0%
                    Pharmaceutical & Medical           10.2%
                    Computers                           8.9%
                    Retail                              6.6%
                    Semiconductors                      2.7%
                    Transportation                      1.3%

WASATCH MID-CAP FUND-PORTFOLIO SUMMARY
--------------------------------------
SEPTEMBER 30, 1999

(PHOTO)
KAREY BARKER, CFA-LEAD MANAGER

  The Mid-Cap Fund seeks long term growth of capital through investments in rapidly growing companies with market capitalizations between $300 million and $5 billion. The Fund typically has relatively few holdings which tend to be concentrated in the most dynamic industries. It pursues an aggressive strategy designed for long term investors who can tolerate greater risks and volatility.

REVIEW OF THE YEAR
------------------
  The Mid-Cap Fund's outstanding return of 39.86% for the 12 months ended September 30, 1999 far outpaced the 19.07% return of the Russell 2000 Index, a widely recognized measure for the performance of small company stocks, and the 25.5% return of the S&P MidCap 400 Index, which the industry deems to be representative of the performance of mid-cap stocks.
  The Fund's exceptional performance can largely be attributed to our heavy weighting in the technology sector. Last year amid economic turmoil in Asia we stated that we did not foresee any slowdown in global demand for technology and that we expected to continue investing significant assets in fast growing technology companies. This stance paid off nicely as the stocks of many of the Fund's long term technology holdings such as Micrel, Microchip Technology, Sanmina and Synopsys performed phenomenally well this year.
  During the year the Fund benefited from the dramatic growth of the Internet by investing in companies that are profitable and growing. JDS Fitel (now JDS Uniphase) and SDL are two exciting companies that make semiconductor lasers used to increase the bandwidth of the fiber optic cables that are the backbone of the Internet. They have provided significant growth to the Fund's portfolio. Another strong Internet-related performer, International Integration, helps clients link older computer programs to newer Internet systems, giving them the necessary infrastructure to do e-business.
  The Fund also maintained a heavy weighting in the health care sector. Over the past 12 months this sector has significantly underperformed the rest of the market and we have had our share of difficulties. Many health care stocks have performed poorly due to government reimbursement issues. These issues are high lighted by troubles at Pediatrix Medical Group, a national network of neonatalogists. The company's performance has been affected by scrutiny of its billing practices by several state governments. A large long term holding, Express Scripts, a pharmacy benefits manager, enjoyed strong stock price appreciation despite broad health care weakness. Over the past 12 months it has exceeded earnings expectations and announced sound strategic actions.
  In general, business and consumer services made solid contributions to performance. The two largest holdings in these sectors, O'Reilly Automotive and Navigant Consulting (formerly The Metzler Group), made strong positive

WASATCH MID-CAP FUND-PORTFOLIO SUMMARY
--------------------------------------

contributions during the past 12 months.
  We have added the Russell 2000 Index as a benchmark for the Fund because we believe it better represents the Fund's investments than the current bench-marks. Going forward it will replace the S&P MidCap 400 and S&P 500/R.

OUTLOOK
-------
  Stock prices will continue to fluctuate in an uncertain market. As always we will monitor the Fund's holdings for issues such as slowing growth, changes in the competitive environment and valuation.
  We expect to continue carrying heavy weightings in technology and health care because we believe they currently provide the greatest potential to produce above average long term growth in earnings. Looking ahead, we expect the average earnings growth of the Fund's holdings to meet or exceed our 25% minimum annual target.
  We believe our strategy of taking large positions in fast growing companies will continue to reward shareholders who have assessed their tolerance for risk and volatility and are willing to take a long term approach to investing.
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
----------------------------
                                     1 YEAR      5 YEARS    SINCE INCEPTION<F1>
--------------------------------------------------------------------------------
WASATCH MID-CAP FUND                 39.86%      16.96%            13.15%
--------------------------------------------------------------------------------
Past performance is not indicative of future results.

                         GROWTH OF A $10,000 INVESTMENT
                         ------------------------------

               Wasatch Mid-Cap    S&P 500       S&P MidCap      Russell
                   Fund          Index         400 Index     2000 Index
                -------------  -------------  -------------  -------------
8/16/92<F1>       10,000          10,000         10,000         10,000
9/30/92            9,930           9,910         10,000          9,941
9/30/93           10,511          11,199         12,404         13,237
9/30/94           11,021          11,612         12,603         13,591
9/30/95           18,653          15,066         15,850         16,767
9/30/96           18,179          18,129         18,069         18,970
9/30/97           22,132          25,461         25,135         25,266
9/30/98           17,248          27,764         23,550         20,461
9/30/99           24,123          35,484         29,554         24,362

Fiscal Years Ended September 30

<F1> Inception: August 16, 1992.

     The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely regarded in the industry to accurately capture the universe of small company stocks.

     The S&P MidCap 400 Index is an unmanaged capitalization weighted total return index that measures the performance of the mid-range sector of the U.S. stock market where the median market capitalization is approximately $700 million.

     The S&P 500 Index is an unmanaged but commonly used measure of common stock total return performance.

WASATCH MID-CAP FUND-PORTFOLIO SUMMARY
--------------------------------------

TEN LARGEST HOLDINGS
--------------------
 1.  EXPRESS SCRIPTS, INC., CLASS A                            9%
     Pharmacy benefits manager.

 2.  O'REILLY AUTOMOTIVE, INC.                                 8%
     Automotive parts retailer/distributor.

 3.  NAVIGANT CONSULTING, INC.                                 8%
     Consulting services to energy and utility businesses.

 4.  SYNOPSYS, INC.                                            7%
     Software solutions for electronic design automation.

 5.  PEDIATRIX MEDICAL GROUP INC.                              5%
     National network of neonatalogists.

 6.  F.Y.I. INCORPORATED                                       5%
     Document management services.

 7.  SANMINA CORP.                                             4%
     Electronic components manufacturer.

 8.  MEDQUIST INC.                                             4%
     Electronic transcription and data management for health care.

 9.  INTERNATIONAL INTEGRATION INC.                            3%
     Information technology integration services.

10.  TLC THE LASER CENTER INC.                                 3%
     Eye care and laser surgery centers.
-----------------------------------------------------------------

                                ASSET ALLOCATION
                                ----------------

                    Common and Preferred Stocks        90.8%
                    Cash & Other Assets                 9.2%


                                SECTOR BREAKDOWN
                                ----------------

                    Business Services                  22.8%
                    Health Care Services               19.7%
                    Computers                          12.1%
                    Semiconductors & Telecom           12.0%
                    Health Care Providers               9.4%
                    Retail                              9.0%
                    Pharmaceutical & Medical            3.9%
                    Other                               1.9%

WASATCH-HOISINGTON U.S. TREASURY FUND-PORTFOLIO SUMMARY
-------------------------------------------------------
SEPTEMBER 30, 1999

(PHOTO)
VAN R. HOISINGTON-LEAD MANAGER

  The U.S. Treasury Fund seeks to provide a rate of return that exceeds the rate of inflation over a business cycle by investing in U.S. Treasury securities with an emphasis on both income and capital appreciation.

REVIEW OF THE YEAR
------------------
  For the three years ended September 30, 1999 the Wasatch-Hoisington U.S. Treasury Fund had an exceptional gain of 7.94%, beating the Lehman Brothers Aggregate Index's return of 6.83% by over one percent.
  Some of these exceptional gains were retraced in the 1999 fiscal year, however, as a result of the worst Treasury bond market on record. In the latest fiscal year, the Fund experienced a return of -10.65% compared with the Lehman Index's return of -0.36%.
  With the core rate of the Consumer and Producer Price indices trending downward, we continued to fully invest the Fund's assets in long dated U.S. Treasury securities. Even though wage rate increases slowed and productivity growth accelerated, the psychology of bond market investors turned extremely negative in the face of solid U.S. economic growth and improving expansion overseas. Investors fretted that this growth would reverse the favorable inflation picture even though money and credit growth slowed as a result of restrictive Federal Reserve policy. The U.S. Treasury registered a record budget surplus reflecting the adverse sentiment in the market. The 30-year Treasury bond yield jumped to 6.06% on September 30th, substantially above the 4.98% yield recorded a year earlier. The rise in yields resulted in price depreciation of the long dated Treasury securities held by the Fund in the latest fiscal year.

OUTLOOK
-------
  In spite of the negative sentiment prevailing in the bond market this year, history has repeatedly demonstrated that actual inflation, not psychology, determines the level of long term interest rates.
  We believe inflation is not heating up. In the short term, interest rates may rise but we believe that over the long term the trend will continue its downward path.
  Inflation is likely to remain tame since economic fundamentals have not worsened in spite of this year's sharp increase in oil prices and disappointing crop failures. A variety of economic measures show that U.S. firms are experiencing a general lack of pricing power. For instance, even in the midst of booming conditions in the auto and computer markets, prices are falling-in some cases quite sharply. Downward price pressures reflect overcapacity of the world's factories, which has been one of the main factors in the decade-long decline in inflation and bond yields.
  In addition, fixing the Year 2000 (Y2K) computer bug may have

WASATCH-HOISINGTON U.S. TREASURY FUND-PORTFOLIO SUMMARY
-------------------------------------------------------

accounted, directly and indirectly, for as much as 25% of this year's growth in Gross Domestic Product (GDP). We believe that as expenditures for the Y2K problem diminish, so will the economic growth rate for the Year 2000. The reduction in Y2K spending is likely to expose many soft spots in the global economy. We think this will result in a continued flow of low cost goods into the United States.
  With domestic monetary and fiscal policies restrictive, we believe lower inflation will continue to be a reality. We believe bond investors who are willing to operate on a multi-year time horizon will be amply rewarded for holding long dated U.S. Treasury bonds.
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
----------------------------
                                     1 YEAR        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
WASATCH-HOISINGTON U.S.
  TREASURY FUND                     -10.65%         7.72%          7.51%
--------------------------------------------------------------------------------
Past performance is not indicative of future results.


                         GROWTH OF A $10,000 INVESTMENT
                         ------------------------------

                 Wasatch-Hoisington               Lehman Bros.
                 U.S. Treasury Fund             Aggregate Index
           ----------------------------       ------------------
9/30/89               10,000                        10,000
9/30/90               10,487                        10,756
9/30/91               12,452                        12,477
9/30/92               13,503                        14,042
9/30/93               14,016                        15,443
9/30/94               14,227                        14,945
9/30/95               15,716                        17,047
9/30/96               16,410                        17,882
9/30/97               18,582                        19,619
9/30/98               23,097                        21,877
9/30/99               20,636                        21,799



The Lehman Brothers Aggregate Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. To be included in the index the security must meet the following criteria: must have at least one year to final maturity, regardless of call features; must have at least $100 million par amount outstanding; must be rated investment grade or better by Moody's Investors Service, Standard & Poor's, or Fitch Investor's Service; must be fixed rate, although it can carry a coupon that steps up or changes to a predetermined schedule; must be dollar-denominated and nonconvertible. All corporate and asset-backed securities must be registered with the SEC; must be publicly issued.

WASATCH-HOISINGTON U.S. TREASURY FUND-PORTFOLIO SUMMARY
-------------------------------------------------------

HOLDINGS/MATURITY DATE
----------------------
 1.  U.S. TREASURY BOND         33%
     8/15/2027

 2.  U.S. TREASURY BOND         19%
     11/15/2024

 3.  U.S. TREASURY BOND         14%
     11/15/2026

 4.  U.S. TREASURY BOND          8%
     8/15/2025

 5.  U.S. TREASURY BOND          7%
     2/15/2026

 6.  U.S. TREASURY BOND          6%
     2/15/2027
 7.  U.S. TREASURY STRIP         6%
     11/15/2021

 8.  U.S. TREASURY STRIP         5%
     8/15/2025

 9.  U.S. TREASURY BOND          1%
     8/15/2026

10.  U.S. TREASURY BOND          1%
     8/15/2023
-----------------------------------

                                ASSET ALLOCATION
                                ----------------

                    U.S. Treasury Bonds & Strips       98.5%
                    Cash & Other Assets                 1.5%

MICRO-CAP FUND-SCHEDULE OF INVESTMENTS
--------------------------------------
SEPTEMBER 30, 1999

    NUMBER
   OF SHARES                                                            VALUE
--------------------------------------------------------------------------------
               COMMON STOCKS 96.7%
               -------------------

               BUILDERS & BUILDING SUPPLIES 0.7%
      94,191   Building Materials Holding Corp.<F1>                $   941,910
       5,000   Crossman Communities, Inc.<F1>                           81,562
                                                                   -----------
                                                                     1,023,472
                                                                   -----------
               BUSINESS PRODUCTS 0.2%
       9,100   Koala Corp.<F1>                                         279,825
                                                                   -----------
               BUSINESS SERVICES 19.3%
     167,600   Charles River Associates Incorporated<F1>             4,671,850
      84,500   Daisytek International Corp.<F1>                      1,188,281
      56,900   F.Y.I. Inc.<F1>                                       1,916,819
      43,000   Global Imaging Systems, Inc.<F1>                        639,625
     253,750   National Dentex Corp.<F1>                             4,329,609
       2,000   NOVA Corporation<F1>                                     50,000
      64,000   On Assignment, Inc.<F1>                               1,536,000
      39,300   QRS Corporation<F1>                                   2,520,113
      56,000   RemedyTemp, Inc.<F1>                                    805,000
       4,100   RWD Technologies, Inc.<F1>                               32,287
     200,000   SCP Pool Corporation<F1>                              4,700,000
      68,000   StarTek, Inc.<F1>                                     3,740,000
     138,500   Wilmar Industries, Inc.<F1>                           1,783,188
                                                                   -----------
                                                                    27,912,772
                                                                   -----------
               COMPUTER SOFTWARE 1.4%
      22,300   CFI ProServices, Inc.<F1>                               218,122
      20,000   Landmark Systems Corporation<F1>                        162,500
       7,900   ShowCase Corporation<F1>                                 79,000
      27,000   Synopsys, Inc.<F1>                                    1,516,219
                                                                   -----------
                                                                     1,975,841
                                                                   -----------
               COMPUTER SYSTEMS & COMPONENTS 7.0%
     189,200   Active Voice Corp.<F1>                                2,979,900
      32,000   MMC Networks, Inc.<F1>                                  998,000
      90,000   Pinnacle Systems, Inc.<F1>                            3,813,750
      90,000   Power-One, Inc.<F1>                                   2,295,000
      63,700   RF Industries, Ltd.<F1>                                 113,466
                                                                   -----------
                                                                    10,200,116
                                                                   -----------
               ELECTRONICS 1.8%
     336,600   PCD Inc.<F1>                                          2,650,725
                                                                   -----------

MICRO-CAP FUND-SCHEDULE OF INVESTMENTS
--------------------------------------
SEPTEMBER 30, 1999

    NUMBER
   OF SHARES                                                            VALUE
--------------------------------------------------------------------------------
               FINANCIAL SERVICES 2.4%
       5,500   ACE Cash Express, Inc.<F1>                          $    79,750
     628,700   World Acceptance Corp.<F1>                            3,379,262
                                                                   -----------
                                                                     3,459,012
                                                                   -----------
               HEALTH CARE PROVIDERS 2.9%
     367,420   AmSurg Corp., Class A<F1>                             2,342,302
     279,500   AmSurg Corp., Class B<F1>                             1,746,875
       7,000   U.S. Physical Therapy, Inc.<F1>                          54,250
                                                                   -----------
                                                                     4,143,427
                                                                   -----------
               HEALTH CARE SERVICES 6.5%
      73,000   American Healthcorp, Inc.<F1>                           447,125
     100,600   AmeriPath, Inc.<F1>                                     842,525
     363,750   CorVel Corp.<F1>                                      8,002,500
       7,000   Superior Consultant Holdings Corp.<F1>                   82,250
                                                                   -----------
                                                                     9,374,400
                                                                   -----------
               PERSONAL PRODUCTS 1.7%
      34,000   Maxwell Shoe Company Inc.<F1>                           299,625
     136,100   Signature Eyewear, Inc.<F1>                             501,869
     217,800   USANA, Inc.<F1>                                       1,606,275
                                                                   -----------
                                                                     2,407,769
                                                                   -----------
               PERSONAL SERVICES 5.0%
     334,600   First Cash Financial Services, Inc.<F1>               3,680,600
     260,000   Rainbow Rentals, Inc.<F1>                             2,405,000
      64,153   Rent-Way, Inc.<F1>                                    1,218,907
                                                                   -----------
                                                                     7,304,507
                                                                   -----------
               PHARMACEUTICAL & MEDICAL PRODUCTS 16.5%
     140,000   Biosite Diagnostics, Inc.<F1>                         1,273,125
     484,900   ICU Medical, Inc.<F1>                                 7,273,500
       7,500   Invitrogen Corporation<F1>                              252,187
      69,900   Minntech Corp.                                          716,475
      14,000   Myriad Genetics, Inc.<F1>                               238,000
     304,217   Techne Corp.<F1>                                      9,544,808
     338,500   Young Innovations, Inc.<F1>                           4,696,688
                                                                   -----------
                                                                    23,994,783
                                                                   -----------

MICRO-CAP FUND-SCHEDULE OF INVESTMENTS
--------------------------------------
SEPTEMBER 30, 1999

    NUMBER
   OF SHARES                                                            VALUE
--------------------------------------------------------------------------------
               REAL ESTATE 0.4%
      32,000   National Health Investors, Inc. REIT                $   526,000
                                                                   -----------
               RETAIL 12.7%
       4,200   Finish Line, Inc. (The)<F1>                              36,750
      10,000   Garden Fresh Restaurant Corp.<F1>                       153,125
     105,200   Hibbett Sporting Goods, Inc.<F1>                      1,722,650
      78,000   MarineMax, Inc.<F1>                                     780,000
      51,950   O'Reilly Automotive, Inc.<F1>                         2,475,742
       5,000   PJ America, Inc.<F1>                                    104,375
     172,053   The Men's Wearhouse, Inc.<F1>                         3,699,140
     164,000   Travis Boats & Motors, Inc.<F1>                       1,578,500
     274,670   Whitehall Jewellers, Inc.<F1>                         7,896,762
                                                                   -----------
                                                                    18,447,044
                                                                   -----------
               SEMICONDUCTORS 13.2%
      24,000   Cohu, Inc.                                              507,000
      95,978   Micrel, Inc.<F1>                                      4,163,046
      12,900   Microchip Technology, Inc.<F1>                          662,737
      35,000   Nanometrics Incorporated<F1>                            315,000
     325,800   Pericom Semiconductor Corporation<F1>                 4,846,275
      44,000   Semtech Corporation<F1>                               1,611,500
     435,000   Supertex, Inc.<F1>                                    7,095,938
                                                                   -----------
                                                                    19,201,496
                                                                   -----------
               TELECOMMUNICATIONS 1.5%
      20,000   SDL, Inc.<F1>                                         1,526,250
      61,900   Vari-L Company, Inc.<F1>                                626,738
                                                                   -----------
                                                                     2,152,988
                                                                   -----------
               TRANSPORTATION 3.5%
      56,500   Aramex International Limited<F1>                        466,125
      45,600   Carey International, Inc.<F1>                         1,140,000
      34,000   Covenant Transport, Inc.<F1>                            518,500
      22,900   Knight Transportation, Inc.<F1>                         332,050
      11,800   Motor Cargo Industries, Inc.<F1>                         81,125
      90,000   Smithway Motor Xpress Corp.<F1>                         669,375
      53,000   Transport Corp. of America, Inc.<F1>                    689,000
     130,000   USA Truck, Inc.<F1>                                   1,161,875
                                                                   -----------
                                                                     5,058,050
                                                                   -----------

               TOTAL COMMON STOCKS (COST $111,106,596)             140,112,227
                                                                   -----------

MICRO-CAP FUND-SCHEDULE OF INVESTMENTS
--------------------------------------
SEPTEMBER 30, 1999

   PRINCIPAL
    AMOUNT                                                              VALUE
--------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS 2.8%
               ---------------------------
               (Variable Rate Demand Deposits)

  $4,039,130   UMB Bank Money Market Fiduciary, 3.99%             $  4,039,130
                                                                  ------------
               TOTAL SHORT-TERM INVESTMENTS (COST $4,039,130)        4,039,130
                                                                  ------------

               TOTAL INVESTMENTS (COST $115,145,726) 99.5%         144,151,357

               OTHER ASSETS LESS LIABILITIES 0.5%                      724,000
                                                                  ------------

               NET ASSETS 100.0%                                  $144,875,357
                                                                  ============


<F1> Non-income producing
     See notes to financial statements.

MICRO-CAP VALUE FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------
SEPTEMBER 30, 1999

    NUMBER
   OF SHARES                                                            VALUE
--------------------------------------------------------------------------------
               COMMON STOCKS 99.4%
               -------------------

               BASIC MATERIALS 0.7%
      13,800   Encore Wire Corporation<F1>                         $   125,063
                                                                   -----------
               BUILDERS & BUILDING SUPPLIES 3.8%
         800   American Woodmark Corporation                            21,500
      35,000   Building Materials Holding Corp.<F1>                    350,000
       8,000   Crossman Communities, Inc.<F1>                          130,500
       7,000   National R.V. Holdings, Inc.<F1>                        138,250
                                                                   -----------
                                                                       640,250
                                                                   -----------
               BUSINESS PRODUCTS 0.8%
      12,000   Astronics Corporation<F1>                               102,000
       1,000   Koala Corp.<F1>                                          30,750
                                                                   -----------
                                                                       132,750
                                                                   -----------
               BUSINESS SERVICES 11.9%
       2,000   Analysts International Corporation                       20,750
      20,900   Daisytek International Corp.<F1>                        293,906
      31,900   National Dentex Corp.<F1>                               544,294
      13,300   RemedyTemp, Inc.<F1>                                    191,188
       9,000   RWD Technologies, Inc.<F1>                               70,875
      18,600   SCP Pool Corporation<F1>                                437,100
      34,000   Wilmar Industries, Inc.<F1>                             437,750
                                                                   -----------
                                                                     1,995,863
                                                                   -----------
               COMPUTER SOFTWARE 2.1%
      18,000   ANSYS, Inc.<F1>                                         177,750
      10,000   Aspen Technologies, Inc.<F1>                             97,500
       6,000   CFI ProServices, Inc.<F1>                                58,687
       1,000   Evans & Sutherland Computer Corporation<F1>              12,375
                                                                   -----------
                                                                       346,312
                                                                   -----------
               COMPUTER SYSTEMS & COMPONENTS 2.5%
      17,150   Active Voice Corp.<F1>                                  270,113
       4,500   Power-One, Inc.<F1>                                     114,750
      20,000   RF Industries, Ltd.<F1>                                  35,625
                                                                   -----------
                                                                       420,488
                                                                   -----------

MICRO-CAP VALUE FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------
SEPTEMBER 30, 1999

    NUMBER
   OF SHARES                                                            VALUE
--------------------------------------------------------------------------------
               ELECTRONICS 3.5%
       3,000   Kent Electronics Corporation<F1>                    $    55,500
       3,000   Nu Horizons Electronics Corp.<F1>                        24,000
      64,200   PCD Inc.<F1>                                            505,575
                                                                   -----------
                                                                       585,075
                                                                   -----------
               ENERGY 1.2%
      15,500   Gulf Island Fabrication, Inc.<F1>                       204,406
                                                                   -----------
               FINANCIAL SERVICES 5.9%
       7,300   BWC Financial Corp.<F1>                                 160,144
      22,000   Gainsco, Inc.                                           136,125
     130,500   World Acceptance Corp.<F1>                              701,437
                                                                   -----------
                                                                       997,706
                                                                   -----------
               HEALTH CARE PROVIDERS 2.1%
      25,525   AmSurg Corp., Class A<F1>                               162,722
       2,000   AmSurg Corp., Class B<F1>                                12,500
       8,000   Pediatrix Medical Group Inc.<F1>                        111,000
       7,500   U.S. Physical Therapy, Inc.<F1>                          58,125
                                                                   -----------
                                                                       344,347
                                                                   -----------
               HEALTH CARE SERVICES 7.5%
      32,000   America Service Group, Inc.<F1>                         432,000
      25,450   CorVel Corp.<F1>                                        559,900
       5,000   Interwest Home Medical, Inc.<F1>                         17,500
      14,000   Orthodontic Centers of America, Inc.<F1>                245,000
                                                                   -----------
                                                                     1,254,400
                                                                   -----------
               PERSONAL PRODUCTS 4.8%
      28,000   Maxwell Shoe Company Inc.<F1>                           246,750
      33,500   Racing Champions Corporation<F1>                        190,531
      73,600   Signature Eyewear, Inc.<F1>                             271,400
       8,000   Sport-Haley, Inc.<F1>                                    37,000
       8,000   USANA, Inc.<F1>                                          59,000
                                                                   -----------
                                                                       804,681
                                                                   -----------

MICRO-CAP VALUE FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------
SEPTEMBER 30, 1999

    NUMBER
   OF SHARES                                                            VALUE
--------------------------------------------------------------------------------
               PERSONAL SERVICES 5.0%
      31,500   First Cash Financial Services, Inc.<F1>             $   346,500
      53,400   Rainbow Rentals, Inc.<F1>                               493,950
                                                                   -----------
                                                                       840,450
                                                                   -----------
               PHARMACEUTICAL & MEDICAL PRODUCTS 5.1%
      26,300   ICU Medical, Inc.<F1>                                   394,500
       4,000   Minntech Corp.                                           41,000
       9,000   Serologicals Corp.<F1>                                   38,250
      27,500   Young Innovations, Inc.<F1>                             381,562
                                                                   -----------
                                                                       855,312
                                                                   -----------
               REAL ESTATE 1.1%
      10,200   National Health Investors, Inc. REIT                    167,663
       1,875   Prison Realty Corporation REIT                           20,156
                                                                   -----------
                                                                       187,819
                                                                   -----------
               RETAIL 15.4%
      26,000   Finish Line, Inc. (The)<F1>                             227,500
      32,000   Guitar Center, Inc.<F1>                                 302,000
      25,000   MarineMax, Inc.<F1>                                     250,000
      20,000   Monro Muffler Brake, Inc.<F1>                           133,750
      18,000   Nautica Enterprises, Inc.<F1>                           290,250
       1,350   O'Charley's Inc.<F1>                                     19,912
       1,000   Payless ShoeSource, Inc.<F1>                             50,500
      19,000   Pier 1 Imports, Inc.<F1>                                128,250
      21,944   The Men's Wearhouse, Inc.<F1>                           471,796
       5,000   Travis Boats & Motors, Inc.<F1>                          48,125
      22,775   Whitehall Jewellers, Inc.<F1>                           654,781
                                                                   -----------
                                                                     2,576,864
                                                                   -----------
               SEMICONDUCTORS 15.5%
      15,000   Align-Rite International, Inc.<F1>                      282,187
       3,000   Asyst Technologies, Inc.<F1>                             99,000
       6,000   Integrated Measurement Systems, Inc.<F1>                 76,875
      24,000   Nanometrics Incorporated<F1>                            216,000
      56,000   Pericom Semiconductor Corporation                       833,000
      66,700   Supertex, Inc.<F1>                                    1,088,044
                                                                   -----------
                                                                     2,595,106
                                                                   -----------

MICRO-CAP VALUE FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------
SEPTEMBER 30, 1999

    NUMBER
   OF SHARES                                                            VALUE
--------------------------------------------------------------------------------
               TELECOMMUNICATIONS 2.7%
      29,000   Gentner Communications Corporation<F1>              $   232,000
      22,300   Vari-L Company, Inc.<F1>                                225,788
                                                                   -----------
                                                                       457,788
                                                                   -----------
               TRANSPORTATION 7.8%
       5,000   American Aircarriers Support, Incorporated<F1>           43,750
      27,000   Aramex International Limited<F1>                        222,750
       5,000   Covenant Transport, Inc.<F1>                             76,250
      17,000   Motor Cargo Industries, Inc.<F1>                        116,875
      34,800   Smithway Motor Xpress Corp.<F1>                         258,825
      10,000   Transport Corp. of America, Inc.<F1>                    130,000
      52,000   USA Truck, Inc.<F1>                                     464,750
                                                                   -----------
                                                                     1,313,200
                                                                   -----------

               TOTAL COMMON STOCKS (COST $16,171,297)               16,677,880
                                                                   -----------

   PRINCIPAL
    AMOUNT                                                              VALUE
--------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS 0.8%
               ---------------------------
               (Variable Rate Demand Deposits)

    $129,761   UMB Bank Money Market Fiduciary, 3.99%            $     129,761
                                                                   -----------
               TOTAL SHORT-TERM INVESTMENTS (COST $129,761)            129,761
                                                                   -----------

               TOTAL INVESTMENTS (COST $16,301,058) 100.2%          16,807,641

               LIABILITIES LESS OTHER ASSETS (0.2)%                   (37,161)
                                                                   -----------

               NET ASSETS 100.0%                                   $16,770,480
                                                                   ===========

<F1> Non-income producing
See notes to financial statements.

AGGRESSIVE EQUITY FUND-SCHEDULE OF INVESTMENTS
----------------------------------------------
SEPTEMBER 30, 1999

    NUMBER
   OF SHARES                                                            VALUE
--------------------------------------------------------------------------------
               COMMON STOCKS 95.1%
               -------------------

               BUSINESS SERVICES 19.3%
      32,100   Concord EFS, Inc.<F1>                               $   662,062
     175,500   Daisytek International Corp.<F1>                      2,467,969
      93,900   F.Y.I. Inc.<F1>                                       3,163,256
     251,700   National Dentex Corp.<F1>                             4,294,631
      42,800   Navigant Consulting, Inc.<F1>                         1,984,850
     115,400   NOVA Corporation<F1>                                  2,885,000
      42,400   Pegasus Systems, Inc.<F1>                             1,590,000
     102,750   QRS Corporation<F1>                                   6,588,844
      32,766   Sanmina Corp.<F1>                                     2,535,269
      17,000   TenFold Corporation<F1>                                 450,500
     125,300   Wilmar Industries, Inc.<F1>                           1,613,238
                                                                   -----------
                                                                    28,235,619
                                                                   -----------
               COMPUTER SOFTWARE 5.5%
      15,000   SOFTWORKS, Inc.<F1>                                      76,875
     122,350   Synopsys, Inc.<F1>                                    6,870,717
      54,600   The InterCept Group, Inc.<F1>                         1,010,100
                                                                   -----------
                                                                     7,957,692
                                                                   -----------
               COMPUTER SYSTEMS & COMPONENTS 4.2%
      54,150   Active Voice Corp.<F1>                                  852,862
      42,475   MMC Networks, Inc.<F1>                                1,324,689
      44,100   Polycom, Inc.<F1>                                     2,101,641
      41,040   Zebra Technologies Corporation<F1>                    1,866,038
                                                                   -----------
                                                                     6,145,230
                                                                   -----------
               ELECTRONICS 1.0%
     189,800   PCD Inc.<F1>                                          1,494,675
                                                                   -----------
               HEALTH CARE PROVIDERS 2.4%
     252,500   AmSurg Corp., Class A<F1>                             1,609,687
      60,300   AmSurg Corp., Class B<F1>                               376,875
     110,100   Pediatrix Medical Group Inc.<F1>                      1,527,638
                                                                   -----------
                                                                     3,514,200
                                                                   -----------
               HEALTH CARE SERVICES 7.8%
     176,200   AmeriPath, Inc.<F1>                                   1,475,675
      65,200   Express Scripts, Inc., Class A<F1>                    5,101,900
      31,000   MedQuist Inc.<F1>                                     1,036,563
     130,625   Orthodontic Centers of America, Inc.<F1>              2,285,938
      62,200   TLC The Laser Center Inc.<F1>                         1,531,675
                                                                   -----------
                                                                    11,431,751
                                                                   -----------

AGGRESSIVE EQUITY FUND-SCHEDULE OF INVESTMENTS
----------------------------------------------
SEPTEMBER 30, 1999

    NUMBER
   OF SHARES                                                            VALUE
--------------------------------------------------------------------------------
               PERSONAL PRODUCTS 0.7%
     128,750   USANA, Inc.<F1>                                     $   949,531
                                                                   -----------
               PERSONAL SERVICES 2.9%
      87,500   First Cash Financial Services, Inc.<F1>                 962,500
         500   Regis Corporation                                         9,625
      66,000   Rent-A-Center, Inc.<F1>                               1,229,250
     106,488   Rent-Way, Inc.<F1>                                    2,023,272
         500   Webstakes.com, Inc.<F1>                                   4,437
                                                                   -----------
                                                                     4,229,084
                                                                   -----------
               PHARMACEUTICAL & MEDICAL PRODUCTS 11.4%
     266,931   ICU Medical, Inc.<F1>                                 4,003,965
      27,200   Invitrogen Corporation<F1>                              914,600
      96,900   Myriad Genetics, Inc.<F1>                             1,647,300
     321,619   Techne Corp.<F1>                                     10,090,796
                                                                   -----------
                                                                    16,656,661
                                                                   -----------
               REAL ESTATE 2.5%
     169,850   National Health Investors, Inc. REIT                  2,791,909
      93,825   Sunstone Hotel Investors, Inc. REIT                     820,969
                                                                   -----------
                                                                     3,612,878
                                                                   -----------
               RETAIL 16.3%
      84,500   Hibbett Sporting Goods, Inc.<F1>                      1,383,687
      78,950   MarineMax, Inc.<F1>                                     789,500
      45,272   Nautica Enterprises, Inc.<F1>                           730,011
      96,175   O'Charley's Inc.<F1>                                  1,418,581
     181,550   O'Reilly Automotive, Inc.<F1>                         8,651,992
     149,490   The Men's Wearhouse, Inc.<F1>                         3,214,035
     128,025   Travis Boats & Motors, Inc.<F1>                       1,232,241
     219,850   Whitehall Jewellers, Inc.<F1>                         6,320,687
                                                                   -----------
                                                                    23,740,734
                                                                   -----------
               SEMICONDUCTORS 6.0%
      96,514   Micrel, Inc.<F1>                                      4,186,295
      75,725   Microchip Technology, Inc.<F1>                        3,890,372
      10,000   Power Integrations, Inc.<F1>                            692,500
                                                                   -----------
                                                                     8,769,167
                                                                   -----------

AGGRESSIVE EQUITY FUND-SCHEDULE OF INVESTMENTS
----------------------------------------------
SEPTEMBER 30, 1999

    NUMBER
   OF SHARES                                                            VALUE
--------------------------------------------------------------------------------
               TELECOMMUNICATIONS 9.3%
       5,500   Interspeed, Inc.<F1>                                $    96,937
      80,050   Powertel, Inc.<F1>                                    4,407,753
      43,500   SDL, Inc.<F1>                                         3,319,594
      83,590   United States Cellular Corp.<F1>                      5,684,120
                                                                   -----------
                                                                    13,508,404
                                                                   -----------
               TRANSPORTATION 5.3%
      66,850   Covenant Transport, Inc.<F1>                          1,019,463
     129,700   Expeditors International of Washington, Inc.          4,162,559
     178,650   Knight Transportation, Inc.<F1>                       2,590,425
                                                                   -----------
                                                                     7,772,447
                                                                   -----------
               OTHER 0.5%
      24,350   Cinar Corporation, Class B                              736,588
                                                                   -----------

               TOTAL COMMON STOCKS (COST $94,671,150)              138,754,661
                                                                   -----------

   PRINCIPAL
    AMOUNT                                                              VALUE
--------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS 4.2%
               ---------------------------
               (Variable Rate Demand Deposits)

$  6,177,784   UMB Bank Money Market Fiduciary, 3.99%             $  6,177,784
                                                                  ------------
               TOTAL SHORT-TERM INVESTMENTS (COST $6,177,784)        6,177,784
                                                                  ------------
               TOTAL INVESTMENTS (COST $100,848,934) 99.3%         144,932,445

               OTHER ASSETS LESS LIABILITIES 0.7%                      982,412
                                                                  ------------

               NET ASSETS 100.0%                                  $145,914,857
                                                                  ============

     <F1> Non-income producing
          See notes to financial statements.

GROWTH FUND-SCHEDULE OF INVESTMENTS
-----------------------------------
SEPTEMBER 30, 1999

    NUMBER
   OF SHARES                                                            VALUE
--------------------------------------------------------------------------------
               COMMON STOCKS 93.4%
               -------------------

               BUSINESS SERVICES 14.8%
     305,800   American Bank Note Holographics, Inc.<F1>           $   917,400
     130,000   Copart, Inc.<F1>                                      2,396,875
      80,000   CSG Systems International, Inc.<F1>                   2,192,500
     183,000   National Dentex Corp.<F1>                             3,122,437
      81,700   NOVA Corporation<F1>                                  2,042,500
     131,000   On Assignment, Inc.<F1>                               3,144,000
     140,050   PROVANT, Inc.<F1>                                     2,258,306
      95,300   Res-Care, Inc.<F1>                                    1,620,100
     233,900   SCP Pool Corporation<F1>                              5,496,650
      36,900   Sykes Enterprises, Incorporated<F1>                     910,969
     115,000   Wilmar Industries, Inc.<F1>                           1,480,625
                                                                   -----------
                                                                    25,582,362
                                                                   -----------
               COMPUTER SOFTWARE 5.6%
     173,250   Synopsys, Inc.<F1>                                    9,729,070
                                                                   -----------
               COMPUTER SYSTEMS & COMPONENTS 3.3%
     126,095   Zebra Technologies Corporation<F1>                    5,733,382
                                                                   -----------
               FINANCIAL SERVICES 16.1%
   1,219,112   AmeriCredit Corp.<F1>                                18,210,485
      65,275   Metris Companies Inc.                                 1,921,533
     112,450   MicroFinancial Incorporated                           1,222,894
     274,600   RTW, Inc.<F1>                                         1,578,950
     926,886   World Acceptance Corp.<F1>                            4,982,012
                                                                   -----------
                                                                    27,915,874
                                                                   -----------
               HEALTH CARE PROVIDERS 7.6%
       2,500   AmSurg Corp., Class B<F1>                                15,625
     910,575   Pediatrix Medical Group Inc.<F1>                     12,634,228
     574,700   Physicians Resource Group, Inc.<F1>                     448,266
                                                                   -----------
                                                                    13,098,119
                                                                   -----------
               HEALTH CARE SERVICES 12.2%
      30,725   Express Scripts, Inc., Class A<F1>                    2,404,231
     575,300   First Health Group Corp.<F1>                         12,908,294
     233,000   Orthodontic Centers of America, Inc.<F1>              4,077,500
      88,000   Quintiles Transnational Corp.<F1>                     1,674,750
                                                                   -----------
                                                                    21,064,775
                                                                   -----------

GROWTH FUND-SCHEDULE OF INVESTMENTS
-----------------------------------
SEPTEMBER 30, 1999

    NUMBER
   OF SHARES                                                            VALUE
--------------------------------------------------------------------------------
               PERSONAL SERVICES 13.0%
     120,000   Bright Horizons Family Solutions, Inc.<F1>          $ 1,875,000
     253,350   Carriage Services, Inc.<F1>                           2,137,641
     276,550   First Cash Financial Services, Inc.<F1>               3,042,050
     829,575   Rent-A-Center, Inc.<F1>                              15,450,834
                                                                   -----------
                                                                    22,505,525
                                                                   -----------
               PHARMACEUTICAL & MEDICAL PRODUCTS 10.2%
     328,075   ICU Medical, Inc.<F1>                                 4,921,125
     407,350   Techne Corp.<F1>                                     12,780,606
                                                                   -----------
                                                                    17,701,731
                                                                   -----------
               RETAIL 6.6%
      92,200   Guitar Center, Inc.<F1>                                 870,137
      55,000   Hibbett Sporting Goods, Inc.<F1>                        900,625
       2,500   Home Centers (DIY) Ltd.<F1>                              16,250
      44,700   O'Reilly Automotive, Inc.<F1>                         2,130,234
       3,500   PJ America, Inc.<F1>                                     73,063
      39,300   The Men's Wearhouse, Inc.<F1>                           844,950
     230,400   Whitehall Jewellers, Inc.<F1>                         6,624,000
                                                                   -----------
                                                                    11,459,259
                                                                   -----------
               SEMICONDUCTORS 2.7%
      51,500   Microchip Technology, Inc.<F1>                        2,645,812
     123,000   Supertex, Inc.<F1>                                    2,006,438
                                                                   -----------
                                                                     4,652,250
                                                                   -----------
               TRANSPORTATION 1.3%
      53,000   Expeditors International of Washington, Inc.          1,700,969
      40,250   Knight Transportation, Inc.<F1>                         583,625
                                                                   -----------
                                                                     2,284,594
                                                                   -----------

               TOTAL COMMON STOCKS (COST $144,718,159)             161,726,941
                                                                   -----------

GROWTH FUND-SCHEDULE OF INVESTMENTS
-----------------------------------
SEPTEMBER 30, 1999

    NUMBER
   OF SHARES                                                            VALUE
--------------------------------------------------------------------------------
               WARRANTS 0.0%
               -------------

           1   Cherokee, Inc. Series C                             $         1
                                                                   -----------
               TOTAL WARRANTS (COST $6)                                      1
                                                                   -----------



   PRINCIPAL
    AMOUNT                                                              VALUE
--------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS 6.6%
               ---------------------------
               (Variable Rate Demand Deposits)

 $11,424,222   UMB Bank Money Market Fiduciary, 3.99%               11,424,222
                                                                  ------------
               TOTAL SHORT-TERM INVESTMENTS (COST $11,424,222)      11,424,222
                                                                  ------------
               TOTAL INVESTMENTS (COST $156,142,387) 100.0%        173,151,164

               LIABILITIES LESS OTHER ASSETS 0.0%                     (32,923)
                                                                  ------------

               NET ASSETS 100.0%                                  $173,118,241
                                                                  ============

<F1> Non-income producing
See notes to financial statements.

MID-CAP FUND-SCHEDULE OF INVESTMENTS
------------------------------------
SEPTEMBER 30, 1999

    NUMBER
   OF SHARES                                                            VALUE
--------------------------------------------------------------------------------
               COMMON AND PREFERRED STOCKS 90.8%
               ---------------------------------

               BUSINESS SERVICES 22.8%
       8,000   Braun Consulting, Inc.<F1>                          $   133,000
       8,000   Charles River Associates Incorporated<F1>               223,000
       2,000   Cognizant Technology Solutions Corporation<F1>           63,250
       6,450   Concord EFS, Inc.<F1>                                   133,031
      55,100   F.Y.I. Inc.<F1>                                       1,856,181
      40,200   International Integration Incorporated<F1>            1,316,550
      69,340   Navigant Consulting, Inc.<F1>                         3,215,642
       4,500   ProBusiness Services, Inc.<F1>                          120,937
      49,200   PROVANT, Inc.<F1>                                       793,350
      19,900   Sanmina Corp.<F1>                                     1,539,762
                                                                   -----------
                                                                     9,394,703
                                                                   -----------
               COMPUTER SOFTWARE 9.4%
      10,200   Accrue Software, Inc.<F1>                               229,500
       3,200   i2 Technologies, Inc.<F1>                               124,200
       8,150   Peregrine Systems, Inc.<F1>                             332,113
      47,860   Synopsys, Inc.<F1>                                    2,687,638
      67,884   Verisity Ltd. Series D Preferred<F1><F2>                500,000
                                                                   -----------
                                                                     3,873,451
                                                                   -----------
               COMPUTER SYSTEMS & COMPONENTS 2.7%
      19,200   MMC Networks, Inc.<F1>                                  598,800
       2,950   Netopia, Inc.<F1>                                       117,631
       8,550   Polycom, Inc.<F1>                                       407,461
                                                                   -----------
                                                                     1,123,892
                                                                   -----------
               FINANCIAL SERVICES 1.2%
      31,700   AmeriCredit Corp.<F1>                                   473,519
                                                                   -----------
               HEALTH CARE PROVIDERS 9.4%
     138,000   AmSurg Corp., Class A<F1>                               879,750
     143,400   AmSurg Corp., Class B<F1>                               896,250
     151,800   Pediatrix Medical Group Inc.<F1>                      2,106,225
                                                                   -----------
                                                                     3,882,225
                                                                   -----------

MID-CAP FUND-SCHEDULE OF INVESTMENTS
------------------------------------
SEPTEMBER 30, 1999

    NUMBER
   OF SHARES                                                            VALUE
--------------------------------------------------------------------------------
               HEALTH CARE SERVICES 19.7%
      82,500   AmeriPath, Inc.<F1>                                 $   690,937
      46,975   Express Scripts, Inc., Class A<F1>                    3,675,794
      14,200   Laser Vision Centers, Inc.<F1>                          199,244
      44,400   MedQuist Inc.<F1>                                     1,484,625
       8,800   NovaMed Eyecare, Inc.<F1>                                89,650
      38,352   Quintiles Transnational Corp.<F1>                       729,887
      50,800   TLC The Laser Center Inc.<F1>                         1,250,950
                                                                   -----------
                                                                     8,121,087
                                                                   -----------
               PERSONAL SERVICES 0.7%
      10,700   National Information Consortium, Inc.<F1>               264,156
                                                                   -----------
               PHARMACEUTICAL & MEDICAL PRODUCTS 3.9%
      10,900   ICU Medical, Inc.<F1>                                   163,500
      21,190   Roberts Pharmaceutical Corporation<F1>                  640,997
      10,000   Shire Pharmaceuticals Group Plc<F1>                     288,125
      16,300   Techne Corp.<F1>                                        511,413
                                                                   -----------
                                                                     1,604,035
                                                                   -----------
               RETAIL 9.0%
      22,200   Hibbett Sporting Goods, Inc.<F1>                        363,525
      70,400   O'Reilly Automotive, Inc.<F1>                         3,355,000
                                                                   -----------
                                                                     3,718,525
                                                                   -----------
               SEMICONDUCTORS 7.2%
       6,800   ASM Lithography Holding N.V.<F1>                        456,025
      27,800   Micrel, Inc.<F1>                                      1,205,825
      14,450   Microchip Technology, Inc.<F1>                          742,369
       6,700   Vitesse Semiconductor Corporation<F1>                   572,012
                                                                   -----------
                                                                     2,976,231
                                                                   -----------
               TELECOMMUNICATIONS 4.8%
       3,300   Aware, Inc.<F1>                                          94,669
       1,800   Interspeed, Inc.<F1>                                     31,725
      10,170   JDS Uniphase Corporation<F1>                          1,154,031
       9,100   SDL, Inc.<F1>                                           694,444
                                                                   -----------
                                                                     1,974,869
                                                                   -----------

               TOTAL COMMON AND PREFERRED
                 STOCKS (COST $26,732,313)                          37,406,693
                                                                   -----------

MID-CAP FUND-SCHEDULE OF INVESTMENTS
------------------------------------
SEPTEMBER 30, 1999

    NUMBER
   OF SHARES                                                            VALUE
--------------------------------------------------------------------------------
               WARRANTS 0.0%
               -------------

       4,202   CDnow, Inc.<F1>                                     $     1,807
                                                                   -----------
               TOTAL WARRANTS (COST $0)                                  1,807
                                                                   -----------


   PRINCIPAL
    AMOUNT                                                              VALUE
--------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS 7.3%
               ---------------------------
               (Variable Rate Demand Deposits)

  $3,028,314   UMB Bank Money Market Fiduciary, 3.99%                3,028,314
                                                                   -----------
               TOTAL SHORT-TERM INVESTMENTS (COST $3,028,314)        3,028,314
                                                                   -----------

               TOTAL INVESTMENTS (COST $29,760,627) 98.1%           40,436,814

               CASH AND OTHER ASSETS, LESS LIABILITIES 1.9%            767,920
                                                                   -----------

               NET ASSETS 100.0%                                   $41,204,734
                                                                   ===========

<F1> Non-income producing

<F2> Preferred stock purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers. At September 30, 1999, this security amounted to 1.2% of net assets.

See notes to financial statements.

U.S. TREASURY FUND-SCHEDULE OF INVESTMENTS
------------------------------------------
SEPTEMBER 30, 1999

   PRINCIPAL
    AMOUNT                                                              VALUE
--------------------------------------------------------------------------------
               U.S. GOVERNMENT OBLIGATIONS 98.5%
               ---------------------------------
$    600,000   U.S. Treasury Bond, 6.25%, 8/15/23                $     590,070
  12,830,000   U.S. Treasury Bond, 7.50%, 11/15/24                  14,590,148
   5,505,000   U.S. Treasury Bond, 6.875%, 8/15/25                   5,843,943
   5,735,000   U.S. Treasury Bond, 6.00%, 2/15/26                    5,468,495
     750,000   U.S. Treasury Bond, 6.75%, 8/15/26                      784,897
  10,335,000   U.S. Treasury Bond, 6.50%, 11/15/26                  10,499,843
   4,570,000   U.S. Treasury Bond, 6.625%, 2/15/27                   4,722,775
  25,030,000   U.S. Treasury Bond, 6.375%, 8/15/27                  25,060,537
  18,200,000   U.S. Treasury Strip, 11/15/21                         4,420,780
  19,100,000   U.S. Treasury Strip, 8/15/25                          3,818,472
                                                                   -----------
               TOTAL U.S. GOVERNMENT OBLIGATIONS
                 (COST $83,622,978)                                 75,799,960
                                                                   -----------

               SHORT-TERM INVESTMENTS 0.3%
               ---------------------------
               (Variable Rate Demand Deposits)

     251,221   UMB Bank Money Market Fiduciary, 3.99%                  251,221
                                                                   -----------
               TOTAL SHORT-TERM INVESTMENTS (COST $251,221)            251,221
                                                                   -----------

               TOTAL INVESTMENTS (COST $83,874,199) 98.8%           76,051,181

               OTHER ASSETS LESS LIABILITIES 1.2%                      948,102
                                                                   -----------

               NET ASSETS 100.0%                                   $76,999,283
                                                                   ===========

See notes to financial statements.

WASATCH FUNDS-STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------
SEPTEMBER 30, 1999


                                                             MICRO-CAP     AGGRESSIVE                                      U.S.
                                              MICRO-CAP        VALUE         EQUITY         GROWTH         MID-CAP       TREASURY
                                                FUND           FUND           FUND           FUND           FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at market value
     Nonaffiliated issuers (cost $99,802,895,
       $16,301,058, $96,944,768,
       $135,313,245, $29,760,627
       and $83,874,199, respectively)       $127,851,560    $16,807,641   $140,637,814   $157,394,499    $40,436,814    $76,051,181
     Affiliated issuers (cost $15,342,831,
       $0, $3,904,166, $20,829,142, $0
       and $0, respectively)                  16,299,797              -      4,294,631     15,756,665              -              -
  Receivable for investment securities sold    1,065,549         93,757      1,324,278      1,034,345        473,681              -
  Capital shares receivable                       49,916          2,100         26,102        449,016        398,868          8,716
  Interest and dividends receivable               35,593          9,289        147,914         42,340          7,461        966,230
  Prepaid expenses and other assets               18,875          9,649         14,352         19,370         10,700         27,017
  Receivable from advisor                              -          2,246              -              -              -          9,509
                                            ------------   ------------   ------------   ------------   ------------   ------------
     Total Assets                            145,321,290     16,924,682    146,445,091    174,696,235     41,327,524     77,062,653
                                            ------------   ------------   ------------   ------------   ------------   ------------

LIABILITIES:
  Payable for securities purchased               297,984        134,209        401,300      1,301,863         69,875              -
  Accrued investment advisory fee                 80,175          4,684         40,191         48,462         17,664         10,618
  Accrued expenses                                59,951         11,044         57,173         75,652         22,499         32,086
  Capital shares payable                           7,823          4,265         31,570        152,017         12,752         20,666
                                            ------------   ------------   ------------   ------------   ------------   ------------
     Total Liabilities                           445,933        154,202        530,234      1,577,994        122,790         63,370
                                            ------------   ------------   ------------   ------------   ------------   ------------

NET ASSETS                                  $144,875,357    $16,770,480   $145,914,857   $173,118,241    $41,204,734    $76,999,283
                                            ============   ============   ============   ============   ============   ============

NET ASSETS CONSIST OF:
  Capital stock                                 $328,705        $69,048        $56,093        $83,949        $20,580        $65,897
  Paid-in capital in excess of par            98,557,639     15,454,413     83,254,635    151,407,357     26,855,945     83,350,972
  Undistributed net investment income                  -              -         20,392              -              -      3,369,820
  Undistributed net realized gain (loss)
     on investments                           16,983,382        740,436     18,500,226      4,618,158      3,652,022    (1,964,388)
  Net unrealized appreciation
     (depreciation) on investments            29,005,631        506,583     44,083,511     17,008,777     10,676,187    (7,823,018)
                                            ------------   ------------   ------------   ------------   ------------   ------------
  Net Assets                                $144,875,357    $16,770,480   $145,914,857   $173,118,241    $41,204,734    $76,999,283
                                            ============   ============   ============   ============   ============   ============

CAPITAL STOCK, $.01 PAR VALUE:
  Authorized                              10,000,000,000 10,000,000,000 10,000,000,000 10,000,000,000 10,000,000,000 10,000,000,000
  Issued and outstanding                      32,870,522      6,904,849      5,609,268      8,394,943      2,058,045      6,589,703

NET ASSET VALUE, REDEMPTION PRICE
  AND OFFERING PRICE PER SHARE                     $4.41          $2.43         $26.01         $20.62         $20.02         $11.68
                                                  ======         ======         ======         ======         ======         ======


See notes to financial statements.

WASATCH FUNDS-STATEMENTS OF OPERATIONS
---------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1999



                                                             MICRO-CAP     AGGRESSIVE                                      U.S.
                                              MICRO-CAP        VALUE         EQUITY         GROWTH         MID-CAP       TREASURY
                                                FUND           FUND           FUND           FUND           FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                      $228,946        $15,382       $237,195       $372,872       $120,421     $4,968,901
  Dividends                                      101,010         49,140        672,522        234,836              -              -
  Other                                           13,770              -              -              -              -              -
                                            ------------   ------------   ------------   ------------   ------------   ------------
                                                 343,726         64,522        909,717        607,708        120,421      4,968,901
                                            ------------   ------------   ------------   ------------   ------------   ------------

EXPENSES:
  Investment advisory fee                      2,804,083        238,650      1,401,362      1,649,180        579,749        435,364
  Shareholder servicing fees                     296,435         39,251        280,939        303,221        118,719        157,939
  Fund administration and accounting fees        205,844         34,349        205,744        242,128         68,094        127,838
  Reports to shareholders                         60,173          5,337         51,969         73,286         19,693         41,375
  Custody fees                                    25,370          6,379         15,909         29,585          8,254          8,073
  Federal and state registration fees             22,764         11,944         16,096         25,665         12,700         26,757
  Audit fees                                      12,049          4,855         11,979         13,623          6,571          9,182
  Legal fees                                       8,478          1,026          8,326         11,789          2,845          4,438
  Directors' fees                                  5,414            642          5,489          6,603          1,906          3,424
  Other                                           14,466          4,483         14,885         15,063          6,156          8,699
                                            ------------   ------------   ------------   ------------   ------------   ------------

  Total expenses before reimbursement          3,455,076        346,916      2,012,698      2,370,143        824,687        823,089
  Reimbursement of expenses by advisor                 -       (36,671)              -              -       (13,038)      (170,043)
                                            ------------   ------------   ------------   ------------   ------------   ------------

  Net expenses                                 3,455,076        310,245      2,012,698      2,370,143        811,649        653,046
                                            ------------   ------------   ------------   ------------   ------------   ------------

NET INVESTMENT INCOME (LOSS)                 (3,111,350)      (245,723)    (1,102,981)    (1,762,435)      (691,228)      4,315,855
                                            ------------   ------------   ------------   ------------   ------------   ------------

REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investments
     Nonaffiliated                            19,930,390      1,726,846     21,411,046     11,848,777      4,525,808    (1,579,091)
     Affiliated                                  416,173              -      (616,963)    (4,765,735)              -              -
                                            ------------   ------------   ------------   ------------   ------------   ------------
                                              20,346,563      1,726,846     20,794,083      7,083,042      4,525,808    (1,579,091)

  Change in unrealized appreciation/
       depreciation on investments            25,494,388      2,954,078     34,941,701     32,663,979     11,029,323   (13,031,830)
                                            ------------   ------------   ------------   ------------   ------------   ------------

  Net gain (loss) on investments              45,840,951      4,680,924     55,735,784     39,747,021     15,555,131   (14,610,921)
                                            ------------   ------------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                  $42,729,601     $4,435,201    $54,632,803    $37,984,586    $14,863,903  $(10,295,066)
                                            ============   ============   ============   ============   ============   ============


See notes to financial statements.

WASATCH FUNDS-STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30



                                                   MICRO-CAP FUND             MICRO-CAP VALUE FUND         AGGRESSIVE EQUITY FUND
                                                1999           1998           1999          1998<F1>        1999           1998
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income (loss)              $(3,111,350)   $(3,171,737)     $(245,723)     $(114,404)   $(1,102,981)   $(1,012,414)
  Net realized gain (loss) on
     investments                              20,346,563     18,133,522      1,726,846      (740,687)     20,794,083     22,152,106
  Change in unrealized appreciation/
     depreciation on investments              25,494,388   (27,231,381)      2,954,078    (2,447,495)     34,941,701   (50,889,169)
                                            ------------   ------------   ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets
     resulting from operations                42,729,601   (12,269,596)      4,435,201    (3,302,586)     54,632,803   (29,749,477)

DIVIDENDS PAID FROM:
  Net investment income                                -              -              -              -              -              -
  Net realized gains                        (12,017,532)    (9,713,791)              -              -   (18,539,487)   (22,723,111)
                                            ------------   ------------   ------------   ------------   ------------   ------------
                                            (12,017,532)    (9,713,791)              -              -   (18,539,487)   (22,723,111)

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                 67,340,072     57,814,317     11,711,690     32,497,796     37,645,640      9,579,918
  Shares issued to holders in
     reinvestment of dividends                11,888,645      9,626,752              -              -     17,995,373     21,364,566
                                            ------------   ------------   ------------   ------------   ------------   ------------
                                              79,228,717     67,441,069     11,711,690     32,497,796     55,641,013     30,944,484

  Shares redeemed                           (82,598,473)   (85,832,088)   (13,682,187)   (14,889,434)   (69,542,550)   (43,713,903)
                                            ------------   ------------   ------------   ------------   ------------   ------------
  Net increase (decrease)                    (3,369,756)   (18,391,019)    (1,970,497)     17,608,362   (13,901,537)   (12,769,419)
                                            ------------   ------------   ------------   ------------   ------------   ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS       27,342,313   (40,374,406)      2,464,704     14,305,776     22,191,779   (65,242,007)

NET ASSETS:
  Beginning of period                        117,533,044    157,907,450     14,305,776              -    123,723,078    188,965,085
                                            ------------   ------------   ------------   ------------   ------------   ------------
  End of period                             $144,875,357   $117,533,044    $16,770,480    $14,305,776   $145,914,857   $123,723,078
                                            ============   ============   ============   ============   ============   ============
  Undistributed net investment income
   included in net assets at end of
     period                                            -              -              -              -        $20,392         $5,203
                                            ============   ============   ============   ============   ============   ============


<F1> Inception date of the Fund was December 17, 1997.

See notes to financial statements.

WASATCH FUNDS-STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30


                                                    GROWTH FUND                   MID-CAP FUND               U.S. TREASURY FUND
                                                1999           1998           1999            1998          1999           1998
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income (loss)              $(1,762,435)     $(832,112)     $(691,228)     $(882,136)     $4,315,855     $1,096,921
  Net realized gain (loss) on
     investments                               7,083,042      8,412,807      4,525,808      5,994,474    (1,579,091)         43,377
  Change in unrealized appreciation/
     depreciation on investments              32,663,979   (41,295,055)     11,029,323   (19,174,751)   (13,031,830)      4,676,270
                                            ------------   ------------   ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets
     resulting from operations                37,984,586   (33,714,360)     14,863,903   (14,062,413)   (10,295,066)      5,816,568

DIVIDENDS PAID FROM:
  Net investment income                                -      (192,244)              -              -    (1,876,281)      (640,620)
  Net realized gains                         (6,480,895)   (10,839,657)    (2,066,842)    (6,627,299)      (384,621)              -
                                            ------------   ------------   ------------   ------------   ------------   ------------
                                             (6,480,895)   (11,031,901)    (2,066,842)    (6,627,299)    (2,260,902)      (640,620)

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                 77,799,789    124,006,384     27,013,148     29,634,796    117,029,582     63,988,746
  Shares issued to holders in
     reinvestment of dividends                 6,416,237     10,904,028      2,038,987      6,518,196      2,207,232        635,951
                                            ------------   ------------   ------------   ------------   ------------   ------------
                                              84,216,026    134,910,412     29,052,135     36,152,992    119,236,814     64,624,697

  Shares redeemed                           (95,749,286)   (72,453,532)   (44,197,837)   (49,152,641)   (97,537,936)   (13,149,317)
                                            ------------   ------------   ------------   ------------   ------------   ------------

  Net increase (decrease)                   (11,533,260)     62,456,880   (15,145,702)   (12,999,649)     21,698,878     51,475,380
                                            ------------   ------------   ------------   ------------   ------------   ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS       19,970,431     17,710,619    (2,348,641)   (33,689,361)      9,142,910     56,651,328


NET ASSETS:
  Beginning of period                        153,147,810    135,437,191     43,553,375     77,242,736     67,856,373     11,205,045
                                            ------------   ------------   ------------   ------------   ------------   ------------
  End of period                             $173,118,241   $153,147,810    $41,204,734    $43,553,375    $76,999,283    $67,856,373
                                            ============   ============   ============   ============   ============   ============

  Undistributed net investment income
   included in net assets at end of
     period                                            -        $10,524              -              -     $3,369,820       $930,246
                                            ============   ============   ============   ============   ============   ============


See notes to financial statements.

MICRO-CAP FUND-FINANCIAL HIGHLIGHTS
------------------------------------
YEAR ENDED SEPTEMBER 30


                                    1999           1998           1997           1996       1995<F1>
----------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING
  OF PERIOD                        $3.59          $4.29          $3.15          $2.72          $2.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income (loss)      (0.09)         (0.10)         (0.04)         (0.03)              -
Net realized and unrealized
  gains (losses) on securities      1.27         (0.27)           1.36           0.46           0.72
                                 -------        -------        -------        -------        -------
TOTAL FROM INVESTMENT
  OPERATIONS                        1.18         (0.37)           1.32           0.43           0.72

LESS DISTRIBUTIONS:
Distributions from
  capital gains                   (0.36)         (0.33)         (0.18)              -              -
                                 -------        -------        -------        -------        -------
TOTAL DISTRIBUTIONS               (0.36)         (0.33)         (0.18)              -              -
                                 -------        -------        -------        -------        -------

NET ASSET VALUE,
  END OF PERIOD                    $4.41          $3.59          $4.29          $3.15          $2.72
                                 =======        =======        =======        =======        =======

TOTAL RETURN                      37.73%        (8.75)%         44.58%         15.81%     36.00%<F2>

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
  (in thousands)                $144,875       $117,533       $157,907        $94,004        $25,368
Ratio to average
  net assets of:
  Expenses, net of waivers
     and reimbursements            2.46%          2.50%          2.50%          2.50%      2.50%<F3>
  Expenses, before waivers
     and reimbursements            2.46%          2.51%          2.58%          2.67%      3.40%<F3>
Net investment income
  (loss), net of waivers
  and reimbursements             (2.22)%        (2.28)%        (1.64)%        (1.53)%    (0.76)%<F3>
Net investment income
  (loss), before waivers
  and reimbursements             (2.22)%        (2.29)%        (1.72)%        (1.70)%    (1.66)%<F3>
Portfolio turnover rate              57%            81%            99%            84%              -


<F1> Inception date of the Fund was June 19, 1995.
<F2> Not annualized for periods less than a year.
<F3> Annualized.

See notes to financial statements.

MICRO-CAP VALUE FUND-FINANCIAL HIGHLIGHTS
------------------------------------------
YEAR ENDED SEPTEMBER 30

                                              1999            1998<F1>
----------------------------------------------------------------------

NET ASSET VALUE, BEGINNING
  OF PERIOD                                  $1.80               $2.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income (loss)                (0.04)              (0.01)
Net realized and unrealized
  gains (losses) on securities                0.67              (0.19)
                                           -------             -------
TOTAL FROM INVESTMENT
  OPERATIONS                                  0.63              (0.20)

LESS DISTRIBUTIONS:
Distributions from
  capital gains                                  -                   -
                                           -------             -------
TOTAL DISTRIBUTIONS                              -                   -
                                           -------             -------
NET ASSET VALUE,
  END OF PERIOD                              $2.43               $1.80
                                           =======             =======

TOTAL RETURN                                35.00%        (10.00)%<F2>

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
  (in thousands)                           $16,770             $14,306
Ratio to average net assets of:
  Expenses, net of waivers
     and reimbursements                      1.95%           1.95%<F3>
  Expenses, before waivers
     and reimbursements                      2.18%           2.52%<F3>
Net investment income
  (loss), net of waivers
  and reimbursements                       (1.54)%         (1.02)%<F3>
Net investment income
  (loss), before waivers
  and reimbursements                       (1.77)%         (1.59)%<F3>
Portfolio turnover rate                       106%                114%

<F1> Inception date of the Fund was December 17, 1997.
<F2> Not annualized for periods less than a year.
<F3> Annualized.

See notes to financial statements.

AGGRESSIVE EQUITY FUND-FINANCIAL HIGHLIGHTS
--------------------------------------------
YEAR ENDED SEPTEMBER 30


                                    1999           1998           1997           1996           1995
----------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING
  OF PERIOD                       $20.79         $29.73         $24.17         $25.00         $19.96

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income (loss)      (0.20)         (0.17)         (0.12)         (0.18)         (0.04)
Net realized and unrealized
  gains (losses) on securities      8.49         (5.08)           6.90         (0.11)           6.59
                                 -------        -------        -------        -------        -------
TOTAL FROM INVESTMENT
  OPERATIONS                        8.29         (5.25)           6.78         (0.29)           6.55

LESS DISTRIBUTIONS:
Distributions from
  capital gains                   (3.07)         (3.69)         (1.22)         (0.54)         (1.51)
                                 -------        -------        -------        -------        -------
TOTAL DISTRIBUTIONS               (3.07)         (3.69)         (1.22)         (0.54)         (1.51)
                                 -------        -------        -------        -------        -------

NET ASSET VALUE,
  END OF PERIOD                   $26.01         $20.79         $29.73         $24.17         $25.00
                                 =======        =======        =======        =======        =======

TOTAL RETURN                      48.96%       (19.13)%         29.45%        (1.09)%         35.19%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
  (in thousands)                $145,915       $123,723       $188,965       $253,319       $305,311
Ratio to average net assets of:
  Expenses, net of waivers
     and reimbursements            1.44%          1.48%          1.50%          1.50%          1.47%
  Expenses, before waivers
     and reimbursements            1.44%          1.48%          1.54%          1.50%          1.47%
Net investment income
  (loss), net of waivers
  and reimbursements             (0.79)%        (0.60)%        (0.39)%        (0.65)%        (0.37)%
Net investment income
  (loss), before waivers
  and reimbursements             (0.79)%        (0.60)%        (0.43)%        (0.65)%        (0.37)%
Portfolio turnover rate              46%            56%            48%            73%            29%


See notes to financial statements.

GROWTH FUND-FINANCIAL HIGHLIGHTS
--------------------------------
YEAR ENDED SEPTEMBER 30


                                    1999           1998           1997           1996           1995
-----------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING
  OF PERIOD                       $17.00         $22.34         $17.57         $15.97         $15.30

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income (loss)      (0.21)         (0.09)           0.08           0.07           0.02
Net realized and unrealized
  gains (losses) on securities      4.55         (3.60)           6.07           1.87           4.59
                                 -------        -------        -------        -------        -------
TOTAL FROM INVESTMENT
  OPERATIONS                        4.34         (3.69)           6.15           1.94           4.61

LESS DISTRIBUTIONS:
Dividends from
  net investment income                -         (0.03)         (0.07)         (0.05)              -
Distributions from
  capital gains                   (0.72)         (1.62)         (1.31)         (0.29)         (3.94)
                                 -------        -------        -------        -------        -------
TOTAL DISTRIBUTIONS               (0.72)         (1.65)         (1.38)         (0.34)         (3.94)
                                 -------        -------        -------        -------        -------

NET ASSET VALUE,
  END OF PERIOD                   $20.62         $17.00         $22.34         $17.57         $15.97
                                 =======        =======        =======        =======        =======
TOTAL RETURN                      27.28%       (17.49)%         37.58%         12.39%         39.76%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
  (in thousands)                $173,118       $153,148       $135,437       $104,237        $53,533
Ratio to average net assets of:
  Expenses, net of waivers
     and reimbursements            1.44%          1.44%          1.50%          1.50%          1.50%
  Expenses, before waivers
     and reimbursements            1.44%          1.44%          1.50%          1.51%          1.58%
Net investment income
  (loss), net of waivers
  and reimbursements             (1.07)%        (0.50)%          0.44%          0.40%          0.29%
Net investment income
  (loss), before waivers
  and reimbursements             (1.07)%        (0.50)%          0.44%          0.39%          0.21%
Portfolio turnover rate              79%            63%            81%            62%            88%


See notes to financial statements.

MID-CAP FUND-FINANCIAL HIGHLIGHTS
---------------------------------
YEAR ENDED SEPTEMBER 30



                                    1999           1998           1997           1996           1995
-----------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING
  OF PERIOD                       $15.10         $21.85         $17.95         $18.61         $11.02

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income (loss)      (0.34)         (0.31)         (0.35)         (0.26)         (0.02)
Net realized and unrealized
  gains (losses) on securities      6.00         (4.44)           4.25         (0.21)           7.64
                                 -------        -------        -------        -------        -------
TOTAL FROM INVESTMENT
  OPERATIONS                        5.66         (4.75)           3.90         (0.47)           7.62

LESS DISTRIBUTIONS:
Distributions from
  capital gains                   (0.74)         (2.00)              -         (0.19)         (0.03)
                                 -------        -------        -------        -------        -------
TOTAL DISTRIBUTIONS               (0.74)         (2.00)              -         (0.19)         (0.03)
                                 -------        -------        -------        -------        -------

NET ASSET VALUE,
  END OF PERIOD                   $20.02         $15.10         $21.85         $17.95         $18.61
                                 =======        =======        =======        =======        =======

TOTAL RETURN                      39.86%       (22.07)%         21.75%        (2.54)%         69.24%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
  (in thousands)                 $41,205        $43,553        $77,243       $128,490        $98,605
Ratio to average net assets of:
  Expenses, net of waivers
     and reimbursements            1.75%          1.75%          1.75%          1.75%          1.75%
     Expenses, before waivers
     and reimbursements            1.78%          1.90%          1.89%          1.81%          1.94%
Net investment income
     (loss), net of waivers
  and reimbursements             (1.49)%        (1.54)%        (1.48)%        (1.27)%        (0.71)%
Net investment income
  (loss), before waivers
  and reimbursements             (1.52)%        (1.69)%        (1.62)%        (1.33)%        (0.90)%
Portfolio turnover rate              77%            91%           103%           121%            46%


See notes to financial statements.

U.S. TREASURY FUND-FINANCIAL HIGHLIGHTS
----------------------------------------
YEAR ENDED SEPTEMBER 30


                                    1999           1998           1997           1996           1995
-----------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING
  OF PERIOD                       $13.42         $11.32         $10.21         $10.50         $10.09

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income               0.61           0.27           0.61           0.44           0.56
Net realized and unrealized
  gains (losses) on securities    (2.01)           2.39           0.73           0.01           0.44
                                 -------        -------        -------        -------        -------
TOTAL FROM INVESTMENT
  OPERATIONS                      (1.40)           2.66           1.34           0.45           1.00

LESS DISTRIBUTIONS:
Dividends from
  net investment income           (0.28)         (0.56)         (0.23)         (0.74)         (0.59)
Distributions from
  capital gains                   (0.06)              -              -              -              -
                                 -------        -------        -------        -------        -------
TOTAL DISTRIBUTIONS               (0.34)         (0.56)         (0.23)         (0.74)         (0.59)
                                 -------        -------        -------        -------        -------

NET ASSET VALUE,
  END OF PERIOD                   $11.68         $13.42         $11.32         $10.21         $10.50
                                 =======        =======        =======        =======        =======
TOTAL RETURN                    (10.65)%         24.30%         13.23%          4.42%         10.46%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
  (in thousands)                 $76,999        $67,856        $11,205         $7,427         $4,035
Ratio to average net assets of:
  Expenses, net of waivers
     and reimbursements            0.75%          0.75%          0.75%          0.93%          1.00%
  Expenses, before waivers
     and reimbursements            0.95%          0.95%          1.22%          1.67%          1.59%
Net investment income,
  net of waivers and
  reimbursements                   4.96%          5.06%          5.97%          5.21%          5.88%
Net investment income,
  before waivers and
  reimbursements                   4.76%          4.86%          5.50%          4.47%          5.29%
Portfolio turnover rate              39%             5%            19%            30%            43%


See notes to financial statements.

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
--------------------------------------------
SEPTEMBER 30, 1999

1. ORGANIZATION
----------------
  Wasatch Funds, Inc. (the "Funds") is an open-end, registered management investment company under the Investment Company Act of 1940. The Micro-Cap, Micro-Cap Value, Aggressive Equity, Growth and Mid-Cap Funds are non-diversified portfolios and the Wasatch-Hoisington U.S. Treasury ("U.S. Treasury") Fund is a diversified portfolio of Wasatch Funds. Each of the Funds maintains its own investment objective. The Funds have entered into an investment advisory agreement with Wasatch Advisors, Inc. (the "Manager") as investment advisor.

2. SIGNIFICANT ACCOUNTING POLICIES
----------------------------------
  The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of the more significant of such policies.
  VALUATION OF SECURITIES-Securities listed or admitted for trading privileges on the New York Stock Exchange or the American Stock Exchange are valued at the closing price on the exchange on which the security is traded. Securities traded in the over-the-counter market are valued at the last sales price or, if no sales occurred on the valuation date, at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in these securities. Short-term securities are valued at either original cost or amortized cost, both of which approximate current market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Funds.
  INVESTMENT IN SECURITIES-Security transactions are accounted for on the trade date. Gains or losses on securities sold are determined on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.
  FEDERAL INCOME TAXES-It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders.
  EXPENSES-The Funds are charged for expenses that are directly attributable to them, such as advisory and custodian fees. Expenses that are not directly attributable to a portfolio are allocated among the portfolios in proportion to their respective net assets.
  USE OF MANAGEMENT ESTIMATES-The preparation of financial statements in conformity with generally accepted accounting principles requires that Management make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The reported amounts of revenues and expenses during the reporting period may also be affected by the estimates and assumptions Management is required to make. Actual results may differ from those estimates.

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
--------------------------------------------
SEPTEMBER 30, 1999

3. DISTRIBUTIONS
-----------------
  Dividends from net investment income are declared and paid annually. Distributions of net realized gains, if any, will be declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles.
  To the extent these book and tax differences are permanent in nature, such amounts are reclassified among paid-in capital in excess of par value, undistributed net investment income and undistributed net realized gain (loss) on investments. The Funds also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes. Accordingly, at September 30, 1999, reclassifications were recorded to increase undistributed net investment income by $3,111,350, $245,723, $1,118,170, $1,751,911 and $691,228 and decrease undistributed net realized gain on investments by $4,915,492, $245,723, $3,113,860, $2,346,496 and
$1,111,784 and increase paid-in capital in excess of par by $1,804,142, $0, $1,995,690, $594,585 and $420,556 for the Micro-Cap, Micro-Cap Value, Aggressive Equity, Growth and Mid-Cap Funds, respectively.

 4. CAPITAL STOCK
-----------------
  Transactions in shares of capital stock were as follows:

                                                               YEAR ENDED SEPTEMBER 30, 1999
                                                 MICRO-CAP     AGGRESSIVE                                        U.S.
                                   MICRO-CAP       VALUE         EQUITY           GROWTH        MID-CAP        TREASURY
                                      FUND         FUND           FUND             FUND           FUND           FUND
-------------------------------------------------------------------------------------------------------------------------

Shares sold                        17,262,743      5,138,745      1,644,990      4,040,000      1,495,813      9,191,867
Dividends
  reinvested                        3,934,845              -      1,089,991        436,117        148,165        171,636
Shares redeemed                  (21,064,440)    (6,159,795)    (3,076,017)    (5,090,665)    (2,469,905)    (7,831,244)
                                 ------------   ------------   ------------   ------------   ------------   ------------
Net increase
  (decrease)                          133,148    (1,021,050)      (341,036)      (614,548)      (825,927)      1,532,259
                                 ============   ============   ============   ============   ============   ============


WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
--------------------------------------------
SEPTEMBER 30, 1999

                                                               YEAR ENDED SEPTEMBER 30, 1998
                                                 MICRO-CAP     AGGRESSIVE                                        U.S.
                                   MICRO-CAP       VALUE         EQUITY           GROWTH        MID-CAP        TREASURY
                                      FUND       FUND<F1>         FUND             FUND           FUND           FUND
-------------------------------------------------------------------------------------------------------------------------

Shares sold                        13,775,008     14,525,643        366,524      5,843,066      1,650,493      5,095,678
Dividends
  reinvested                        2,630,260              -        904,895        557,466        416,232         54,823
Shares redeemed                  (20,505,248)    (6,599,744)    (1,677,752)    (3,453,876)    (2,717,728)    (1,082,970)
                                 ------------    -----------     ----------    -----------    -----------    -----------
Net increase
  (decrease)                      (4,099,980)      7,925,899      (406,333)      2,946,656      (651,003)      4,067,531
                                 ============    ===========     ==========    ===========    ===========    ===========
--------------------------------------------------------------------------------------------------------------------------


<F1>Inception date of Fund was December 17, 1997.

5. PURCHASES AND SALES OF SECURITIES
Purchases and sales of investment securities, excluding U.S. government and short-term securities, for the year ended September 30, 1999 are summarized below:

                                                 MICRO-CAP     AGGRESSIVE                                        U.S.
                                   MICRO-CAP       VALUE         EQUITY           GROWTH        MID-CAP        TREASURY
                                      FUND         FUND           FUND             FUND           FUND           FUND
-------------------------------------------------------------------------------------------------------------------------


  Purchases                       $77,048,480    $16,748,779    $61,467,382   $126,521,534    $34,048,395              -
  Sales                           100,034,617     18,418,637     93,939,272    143,570,532     49,391,430              -
--------------------------------------------------------------------------------------------------------------------------



  The only purchases and sales of U.S. government securities occurred in the U.S. Treasury Fund and were $55,980,709 and $32,262,299, respectively. The Micro-Cap, Micro-Cap Value, Aggressive Equity, Growth, Mid-Cap and U.S. Treasury Funds' tax basis in their investments is $115,283,379, $16,353,936, $100,985,308, $156,406,618, $29,796,750 and $84,122,998, respectively.
  For the year ended September 30, 1999, 0.2%, 1.3%, 0.5% and 3.2% of dividends from taxable income, including short-term gains, for the Micro-Cap, Micro-Cap Value, Aggressive Equity and Growth Funds, respectively, qualify for the dividends received deduction available to corporate shareholders.
  The Funds hereby designate approximately $13,115,292, $15,757,327,
$2,523,642, $2,284,783 and $384,625 as a capital gain dividend for the Micro-Cap, Aggressive Equity, Growth, Mid-Cap and U.S. Treasury Funds, respectively, for the purpose of the dividends paid deduction.

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
--------------------------------------------
SEPTEMBER 30, 1999

As of September 30, 1999, gross unrealized appreciation and (depreciation) for federal income tax purposes were as follows:


                                                 MICRO-CAP     AGGRESSIVE                                        U.S.
                                   MICRO-CAP       VALUE         EQUITY           GROWTH        MID-CAP        TREASURY
                                      FUND         FUND           FUND             FUND           FUND           FUND
-------------------------------------------------------------------------------------------------------------------------
  Unrealized appreciation         $41,220,217     $2,397,034    $56,098,896    $33,514,159    $14,807,173       $420,418
  Unrealized depreciation        (12,352,239)    (1,943,329)   (12,151,759)   (16,769,613)    (4,167,109)    (8,492,235)
                                 ------------    -----------   ------------   ------------    -----------    -----------
  Net unrealized appreciation
    (depreciation)                $28,867,978       $453,705    $43,947,137    $16,744,546    $10,640,064   $(8,071,817)
                                 ------------    -----------   ------------   ------------    -----------    -----------
                                 ------------    -----------   ------------   ------------    -----------    -----------
-------------------------------------------------------------------------------------------------------------------------


6. INVESTMENT ADVISORY
-----------------------
  As the Funds' investment advisor, the Manager receives a monthly fee calculated on average daily net assets. For the year ended September 30, 1999, management fees for the Micro-Cap, Micro-Cap Value, Aggressive Equity, Growth, Mid-Cap and U.S. Treasury Funds were 2.0%, 1.5%, 1.0%, 1.0%, 1.25% and 0.5% of the average daily net assets of each portfolio, respectively. The Manager has voluntarily agreed to limit the expenses of the Micro-Cap, Micro-Cap Value, Aggressive Equity, Growth, Mid-Cap and U.S. Treasury Funds to 2.50%, 1.95%, 1.50%, 1.50%, 1.75% and 0.75% of average daily net assets, respectively. For the year ended September 30, 1999, the Manager reimbursed $36,671 for the Micro-Cap Value Fund, $13,038 for the Mid-Cap Fund and $170,043 for the U.S. Treasury Fund.
--------------------------------------------------------------------------------

7. TRANSACTIONS WITH AFFILIATES
--------------------------------
  The following is an analysis of transactions for the year ended September 30, 1999 in the Micro-Cap, Aggressive Equity and Growth Funds with "affiliated companies" as defined by the Investment Company Act of 1940:

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
--------------------------------------------
SEPTEMBER 30, 1999

MICRO-CAP FUND


                                                                                                               AMOUNT OF
                                                                                                  AMOUNT OF   GAIN (LOSS)
                                                                                                  DIVIDENDS    REALIZED
                                                        SHARE ACTIVITY                             CREDITED     ON SALE
                                   -------------------------------------------------------        TO INCOME    OF SHARES
                                      BALANCE                                     BALANCE         IN FISCAL    IN FISCAL
SECURITY NAME                         9/30/98       PURCHASES        SALES        9/30/99            1999        1999
---------------------------------------------------------------------------------------------------------------------------

  First Cash Financial
    Services, Inc.                    479,000         12,000        156,400    334,600<F1>              -       $668,965
  ICU Medical, Inc.                   415,000         94,900         25,000        484,900              -       (76,056)
  National Dentex Corp.               268,750          6,000         21,000        253,750              -      (129,043)
  Young Innovations, Inc.             137,000        220,000         18,500        338,500              -       (47,693)


AGGRESSIVE EQUITY FUND


                                                                                                               AMOUNT OF
                                                                                                  AMOUNT OF   GAIN (LOSS)
                                                                                                  DIVIDENDS    REALIZED
                                                        SHARE ACTIVITY                             CREDITED     ON SALE
                                   -------------------------------------------------------        TO INCOME    OF SHARES
                                      BALANCE                                     BALANCE         IN FISCAL    IN FISCAL
SECURITY NAME                         9/30/98       PURCHASES        SALES        9/30/99            1999        1999
---------------------------------------------------------------------------------------------------------------------------
  National Dentex
     Corp.                            248,600         20,500         17,400        251,700              -      $(53,425)
  Travis Boats
     & Motors, Inc.                   213,250              -         85,225    128,025<F1>              -      (563,538)


GROWTH FUND


                                                                                                               AMOUNT OF
                                                                                                  AMOUNT OF   GAIN (LOSS)
                                                                                                  DIVIDENDS    REALIZED
                                                        SHARE ACTIVITY                             CREDITED     ON SALE
                                   -------------------------------------------------------        TO INCOME    OF SHARES
                                      BALANCE                                     BALANCE         IN FISCAL    IN FISCAL
SECURITY NAME                         9/30/98       PURCHASES        SALES        9/30/99            1999        1999
---------------------------------------------------------------------------------------------------------------------------
  First Cash Financial
     Services, Inc.                   340,700              -         64,150    276,550<F1>              -       $241,440
  Friedman's, Inc.                    737,075          8,000        745,075          -<F1>              -    (1,247,938)
  Home Health Corp. of America, Inc.  598,681              -        598,681          -<F1>              -    (3,053,188)
  National Dentex Corp.               187,000          2,000          6,000        183,000              -         12,937
  Pediatrix Medical Group Inc.          7,700      1,167,175        264,300        910,575              -      (467,876)
  World Acceptance Corp.            1,119,486         97,400        290,000    926,886<F1>              -      (251,110)


<F1> No longer an affiliated company as of September 30, 1999.

WASATCH FUNDS-REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
-------------------------------------------------------

The Shareholders and
Board of Directors of
Wasatch Funds, Inc.:

We have audited the accompanying statements of assets and liabilities of Wasatch Funds, Inc. (the "Funds" or the "Company," a Minnesota corporation, which includes the Wasatch Micro-Cap Fund, Wasatch Micro-Cap Value Fund, Wasatch Aggressive Equity Fund, Wasatch Growth Fund, Wasatch Mid-Cap Fund and Wasatch-Hoisington U.S. Treasury Fund), including the schedules of investments, as of September 30, 1999, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the periods then ended, except for the Wasatch Micro-Cap Value Fund which is for the period from inception on December 17, 1997 to September 30, 1998, and for the year ended September 30, 1999, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodians and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wasatch Funds, Inc. as of September 30, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the periods then ended, except for the Wasatch Micro-Cap Value Fund which is for the period from inception on December 17, 1997 to September 30, 1998, and for the year ended September 30, 1999, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

/s/ Arthur Andersen LLP


Arthur Andersen LLP

Milwaukee, Wisconsin
October 22, 1999

GUIDE TO UNDERSTANDING FINANCIAL STATEMENTS
--------------------------------------------

  Wasatch Funds provides reports to shareholders twice a year. The Annual Report is for the Funds' fiscal year which ends September 30th. The Semi-Annual Report is for the six months ending March 31st. These reports provide shareholders with important information that will help them evaluate the management and performance of their investment. It is the desire of Wasatch Funds to help shareholders stay in tune with their investments. If you have any questions about the information in this report, a Shareholder Services Representative will be happy to assist you when you call 1 (800) 551-1700.

SCHEDULE OF INVESTMENTS
------------------------
  The holdings of each Wasatch Fund are detailed in the "Schedule of Investments." This section provides a snapshot of the securities each Fund was invested in on the last day of the reporting period. The Wasatch Equity Funds invest primarily in COMMON STOCKS of companies which are categorized under a variety of industries and will typically have only minor holdings in SHORT-TERM INVESTMENTS. The Wasatch-Hoisington U.S. Treasury Fund invests primarily in U.S. Treasury securities.

STATEMENTS OF ASSETS AND LIABILITIES
------------------------------------
  These financial statements show the ASSETS and LIABILITIES of a Fund on the last day of the reporting period. A Fund's ASSETS include the value of securities owned, amounts receivable for shareholder subscriptions (purchases of Fund shares), securities sold, interest and dividends, prepaid expenses and reimbursements by the Advisor. LIABILITIES are amounts owed for shareholder redemptions, securities purchased, investment advisory fees and other expenses. Totaling up the assets and subtracting the liabilities results in a Fund's NET ASSETS.
  NET ASSETS consist of capital stock, paid-in capital in excess of par, undistributed net investment income, undistributed net realized gain or loss on investments and net unrealized appreciation or depreciation on investments. CAPITAL STOCK is stock authorized by a company's charter and having par value, stated value or no par value. Par value is set by the company issuing the shares and has no relation to Net Asset Value. The par value of one share of each Wasatch Fund is $.001. PAID-IN CAPITAL IN EXCESS OF PAR is capital received from shareholders in exchange for Fund shares that exceeds the par value of the shares. For example, if you bought one share of a Fund for $10, $.001 would show as "Capital stock" on the books of the Fund, and $9.999 would be accounted for under "Paid-in capital in excess of par." UNDISTRIBUTED NET INVESTMENT INCOME is the amount of net investment income earned by a Fund since inception that has not been paid to shareholders as a dividend. UNDISTRIBUTED NET REALIZED GAIN
(LOSS) ON INVESTMENTS is the amount of net realized gains or losses generated by a Fund since inception that have not been distributed to shareholders in the form of a capital gains distribution. A gain or loss is realized when a security is sold by a Fund. NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS is the change in value from the purchase price of securities a Fund continues to hold.
  The number of shares a Fund is AUTHORIZED to sell can be found under CAPITAL STOCK, $.001 PAR VALUE. How many of those shares are owned by

GUIDE TO UNDERSTANDING FINANCIAL STATEMENTS
--------------------------------------------

shareholders is indicated as ISSUED AND OUTSTANDING.
  NET ASSET VALUE (NAV) shows the value of one outstanding share of a Fund on the date of the report. A Fund's share price (NAV) is calculated by dividing the value of all securities and other assets owned by a Fund, less the liabilities charged to that Fund, by the number of Fund shares outstanding. The NAV is calculated at the close of business of the New York Stock Exchange on each day the Exchange is open for trading. Please see the current Wasatch Funds Prospectus for more information about how NAVs are calculated. Information about how the NAV is affected by a Fund's operation can be found in this section under "Financial Highlights" on page 62.

STATEMENTS OF OPERATIONS
-------------------------
  STATEMENTS OF OPERATIONS show investment income and expenses for each Fund as well as realized gains or losses from securities sold and the change in unrealized appreciation or depreciation in the value of a Fund's current holdings for a specific period of time.
  INVESTMENT INCOME shows INTEREST and DIVIDENDS earned from interest-bearing and dividend-paying securities in a Fund's portfolio.
  EXPENSES show the various fees and expenses paid out of a Fund's assets such as the fee paid to Wasatch Advisors, the Funds' investment advisor. Additional fees include shareholder servicing, fund administration and accounting, custody of fund assets, federal and state registration, legal counsel, auditing and directors' fees. The Funds also bear the cost of printing and mailing statements, prospectuses, annual reports and semi-annual reports to shareholders.
  NET INVESTMENT INCOME (LOSS) is the amount of dividends and interest income earned on securities held by a Fund, less the Fund's expenses.
  NET REALIZED GAIN (LOSS) ON INVESTMENTS is the net gain or loss on securities a Fund has sold. CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON INVESTMENTS is the change in value of securities a Fund continues to hold.
NET GAIN (LOSS) ON INVESTMENTS is the result of changes in market value of securities sold and securities held by a Fund.

STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------
  NET ASSETS are a Fund's remaining assets after taking into consideration any liabilities. STATEMENTS OF CHANGES IN NET ASSETS show the increase or decrease in a Fund's net assets during the reporting period. Investment operations, dividends and capital share transactions affect a Fund's net assets. OPERATIONS is a summary of the STATEMENTS OF OPERATIONS. It includes investment income or loss, net realized gain or loss on a Fund's investments as well as the change in unrealized appreciation or depreciation in the value of a Fund's investments.
  DIVIDENDS are distributed by Wasatch Funds to shareholders when Fund investments have earned income in excess of net expenses or when capital gains in excess of capital losses are realized from the sale of securities. Most shareholders choose to reinvest their dividends and capital gains distribu tions. Each Fund is required by Internal Revenue Service (IRS) regulations to distribute substantially all of its net investment income and capital gains to

GUIDE TO UNDERSTANDING FINANCIAL STATEMENTS
-------------------------------------------
shareholders in order to retain its status as a "regulated investment company." CAPITAL SHARE TRANSACTIONS are any transactions involving shares of a Fund, including the selling of Fund shares, shares issued by a Fund to shareholders for the reinvestment of dividends and share redemptions.

FINANCIAL HIGHLIGHTS
---------------------
The FINANCIAL HIGHLIGHTS tables contain important historical operating information that you may find useful in making decisions or understanding the performance of your Wasatch Funds investment.
  NET ASSET VALUE (NAV) is defined in this section under "Statements of Assets and Liabilities" on page 61. The difference between the Net asset value, beginning of period and the Net asset value, end of period in the Financial Highlights tables is the change in value of a Fund's shares over the reporting period, but not its total return.
  INCOME (LOSS) FROM INVESTMENT OPERATIONS shows how the NAV was affected by a Fund's operations on a per share basis. NET INVESTMENT INCOME (LOSS) is the per share amount of dividends and interest income earned on securities held by a Fund, less the Fund's expenses. NET REALIZED AND UNREALIZED GAINS (LOSSES) ON SECURITIES is the per share increase or decrease in value of the securities a Fund holds and has sold during the reporting period. Gains or (losses) are realized when securities are sold. Gains or (losses) are unrealized when securities increase or decrease in value but are not sold.
  DISTRIBUTIONS are the per share amount that a Fund paid to shareholders from net investment income and net realized gains.
  TOTAL RETURN is the percentage increase or decrease in the value of an investment over a stated period of time. A total return percentage includes both changes in unrealized and realized gains and income. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the NAV on the day of the distribution.
A FUND'S TOTAL RETURN CAN NOT BE COMPUTED DIRECTLY FROM THE FINANCIAL
HIGHLIGHTS TABLES.
  SUPPLEMENTAL DATA AND RATIOS are provided to help you better understand your investment. NET ASSETS, END OF PERIOD, are the net assets of a Fund on the reporting date. RATIO OF EXPENSES TO AVERAGE NET ASSETS is the total of a Fund's operating expenses divided by its average net assets for the stated period. RATIO OF NET INCOME (LOSS) TO AVERAGE NET ASSETS is a Fund's net investment income (loss) divided by its average net assets for the stated period. PORTFOLIO TURNOVER RATE is a measure of the annual amount of a Fund's buying and selling activity. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a Fund's portfolio securities. This calculation does not include securities held by any Fund with a maturity date of less than 12 months.

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